UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.
(d/b/a JennisonDryden Sector Funds)

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2009

Date of reporting period:	11/30/2009

Item 1 – Reports to Stockholders

NOVEMBER 30, 2009	ANNUAL REPORT

Dryden Financial Services Fund

On or about February 16, 2010, this Fund will be renamed the Prudential Financial Services Fund.

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2010

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Dryden Financial Services Fund to Prudential Financial Services Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Financial Services Fund, a series of JennisonDryden Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.66%; Class B, 2.36%; Class C, 2.36%; Class Z, 1.36%. Gross operating expenses include dividends paid on stock sold short, which are required to be disclosed as an expense (“dividend expense on short positions”) and broker fees and expenses on short sales. The dividend expense on short positions will be substantially offset by market value gains on the day the dividends are announced. Without the inclusion of dividend expense on short positions and broker fees and expenses on short sales, the gross expense ratios would be: Class A 1.56%; Class B 2.26%; Class C 2.26%; Class Z 1.26%.

Cumulative Total Returns as of 11/30/09
	One Year	Five Years	Ten Years
Class A	91.88%	49.29%	139.98%
Class B	90.22	43.85	122.79
Class C	90.55	43.85	122.79
Class Z	92.24	51.23	145.96
MSCI World Financials ex-Real Estate Index[1]	34.46	–21.21	–6.78
S&P Composite 1500 Index[2]	26.03	4.41	1.36
Lipper Global Financial Services Funds Avg.[3]	36.20	–9.73	71.14

Average Annual Total Returns[4] as of 12/31/09
	One Year	Five Years	Ten Years
Class A	73.51%	5.92%	8.73%
Class B	76.97	6.21	8.53
Class C	81.27	6.35	8.53
Class Z	83.97	7.41	9.62
MSCI World Financials ex-Real Estate Index[1]	30.93	–5.90	–0.93
S&P Composite 1500 Index[2]	27.25	0.69	–0.20
Lipper Global Financial Services Funds Avg.[3]	33.06	–3.69	5.28

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC, MSCI, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1MSCI World Financials ex-Real Estate Index (also referred to as MSCI Finance ex-Real Estate Index) is an unmanaged, cap-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate.

2The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index which gives a broad look at how U.S. stock prices have performed.

3The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

An investor cannot invest directly in an index. The returns for the MSCI World Financials ex-Real Estate Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/09
Dah Sing Banking Group Ltd. (Hong Kong), Commercial Banks	4.6%
Ameriprise Financial, Inc., Capital Markets	4.4
Bank of Nova Scotia (Canada), Commercial Banks	4.4
Itau Unibanco Holding SA, ADR (Brazil), Commercial Banks	4.2
DnB NOR ASA (Norway), Commercial Banks	4.2

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/09
Commercial Banks	56.7%
Insurance	13.1
Capital Markets	11.3
Diversified Financial Services	10.3
Consumer Finance	2.8

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Financial Services Fund’s Class A shares gained 91.88% in the 12-month period ended November 30, 2009, widely outperforming the 34.46% return of the MSCI World Financials ex-Real Estate Index (the Index). The Fund also outperformed the 36.20% return of the Lipper Global Financial Services Funds Average.

Overall, stock selection drove the Fund’s strong outperformance during the reporting period. Specifically, this was the case in the commercial banks, capital markets, and insurance industries. Stock selection within thrifts and mortgage finance industries along with an allocation to cash detracted from results. All industries within the Index posted gains above 20% for the period with the exception of thrifts and mortgage finance companies, which declined more than 10%.

How is the Fund managed?

Wellington Management Company, LLP assumed management of the Dryden Financial Services Fund on January 28, 2009. The Fund invests in a diversified portfolio of domestic and international financial companies. The investment focus is on banks, insurance companies, and non-bank financial institutions. Investment decisions are based primarily on a bottom-up approach using proprietary and fundamental research. Please note: The information contained in this report reflects the Fund’s activity under Wellington’s management since the aforementioned date.

What was the market environment like for stocks during the reporting period?

For much of the first quarter of 2009 the ripple effects of the credit crisis continued to cause financial markets to decline severely. During this time fear ruled the markets as a financial Armageddon mindset took hold, reflected by investors in a “flight to quality.” However, in late March of 2009, markets realized that such a worst-case scenario had been avoided. Global equities began a sharp rebound as favorable news from some global banks signaled that the troubled financials sector was beginning to stabilize. Also boosting stocks in the first quarter was the U.S. Treasury Department’s broad-based plan to help clean up bank balance sheets in addition to improving economic data. Investors interpreted a slowdown in the pace of economic decline as a sign that the bottoming process for the global economy had begun. Moreover, markets reacted positively to the responsiveness of many companies that had trimmed costs and realigned operations, to deal with a softer demand outlook. Investors were also lured by the loose monetary policy set by central banks. Subsequently, record low interest rates and the advent of more favorable economic and corporate news helped increase investors’ appetite for risk. Gains during the period were widespread, with most countries, regions, and sectors participating in the rally.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	5

Strategy and Performance Overview (continued)

Among financial services companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

The Fund’s performance relative to the Index was primarily driven by strong stock selection in commercial banks, insurance, and capital markets industries. Conversely, stock selection in thrifts and mortgage finance providers, as well as an allocation to cash, negatively affected the Fund’s performance.

Which holdings made the largest positive contributions to the Fund’s return?

Stock selection in commercial banks strongly rewarded performance. Four of the top five contributors to relative performance were in this industry. An overweight position in the Norwegian bank DnB NOR was the stand-out performer during the reporting period. The Fund trimmed this position after strong price gains in the third quarter of 2009. Overweight positions in Brazilian bank Banco do Estado and Hong Kong bank Dah Sing Banking further augmented performance. The Fund also benefited by purchasing shares of Japanese bank Mitsubishi UFJ Financial Group, Inc. after the stock declined on lowered revenue guidance. In the insurance industry, a position in life and property insurer Hartford Financial Services Group, Inc helped returns. Favorable stock selection within the capital markets industry also added to gains, specifically, positions in the investment bank Goldman Sachs Group, Inc. and financial planning provider Ameriprise Financial, Inc.

Which holdings detracted most from the Fund’s return?

The largest detractors from relative performance, aside from an allocation to cash, were Beneficial Mutual Bancorp, Inc., Republic First Bancorp, Inc., and NASDAQ OMX Group, Inc. Not holding a position in the strong performing global Spanish firm, Banco Santander, also detracted from results. Shares of Beneficial Mutual Bancorp, a savings and loan holding company, lagged over the period on earnings that came in below expectations. A position in financial holding company Republic First Bancorp hurt performance when regulators did not approve a pending merger as quickly as expected. A slight overweight to NASDAQ OMX Group, a provider of trading and exchange technology services, dragged down performance as the stock continued to decline during the reporting period.

Were there significant changes to the Fund’s portfolio?

There were no significant changes to the Fund’s portfolio composition during the reporting period. Fund positions are generated through bottom-up stock selection. As a result of selection criteria, the Fund was underweight in the insurance, diversified financial services, and capital markets industries. The Fund was overweight in commercial banks.

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Comments on Five Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/09.

4.6%	Dah Sing Banking Group Ltd. (Hong Kong), Commercial Banks

The banking division of Hong Kong’s Dah Sing Group, DSBG, operates three subsidiaries (Dah Sing Bank, Banco Comercial de Macau, and MEVAS Bank), a securities trading company, and a joint venture private banking business with SG Hambros Bank, which provides offshore private banking services. The bank’s services include savings accounts, credit cards, loans, and e-banking.

4.4%	Ameriprise Financial, Inc., Capital Markets

Ameriprise Financial, Inc. provides financial planning, asset management, and insurance services to individuals, businesses, and institutions. It operates through two segments: Asset Accumulation and Income, and Protection. The Asset Accumulation and Income segment offers financial and income management products. The Protection segment offers insurance products.

4.4%	Bank of Nova Scotia (Canada), Commercial Banks

The Bank of Nova Scotia (Scotiabank) is one of Canada’s largest banks. Scotiabank provides retail, corporate, and investment banking services worldwide. Services include deposit accounts, loans, insurance, brokerage, asset management, mutual funds, and trust services.

4.2%	Itau Unibanco Holding SA, ADR (Brazil), Commercial Banks

Brazilian-based Itau Unibanco Holding SA provides investment banking, consumer credit card, real estate financing, leasing, foreign exchange, and foreign trade financing services. It also provides services in underwriting, securities brokerage, investment fund management, insurance, private pension, and other banking sectors.

4.2%	DnB NOR ASA (Norway), Commercial Banks

DnB NOR’s principal activities are banking and providing financial services to private individuals, companies, organizations, and the public sector. The Group operates in Europe, the United States, South America, and Southeast Asia.

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2009, at the beginning of the period, and held through the six-month period ended November 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Financial Services Fund		Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,254.00	1.51%	$8.53
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class B	Actual	$1,000.00	$1,250.30	2.21%	$12.47
	Hypothetical	$1,000.00	$1,013.99	2.21%	$11.16

Class C	Actual	$1,000.00	$1,250.30	2.21%	$12.47
	Hypothetical	$1,000.00	$1,013.99	2.21%	$11.16

Class Z	Actual	$1,000.00	$1,255.70	1.21%	$6.84
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	9

Portfolio of Investments

as of November 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.9%
COMMON STOCKS 93.3%

Capital Markets 11.3%
183,700	Ameriprise Financial, Inc.(a)	$7,002,644
27,600	Goldman Sachs Group, Inc. (The)	4,682,616
399,525	UBS AG (Switzerland)(b)	6,244,073

		17,929,333

Commercial Banks 53.1%
647,578	Banco Espirito Santo SA (Portugal)	4,544,132
69,200	Banco Latinoamericano de Comercio Exterior SA (Class E Stock) (Panama)	966,032
1,244,600	Bangkok Bank PCL (Thailand)	4,211,686
150,900	Bank of Nova Scotia (Canada)	6,934,480
76,836	BNP Paribas (France)	6,378,333
26,900	Citizens & Northern Corp.	235,375
4,645,600	Dah Sing Banking Group Ltd. (Hong Kong)(b)	7,277,061
585,000	DnB NOR ASA (Norway)(b)	6,610,260
14,498	Gronlandsbanken (Denmark)(b)	1,136,937
99,353	Huntington Bancshares, Inc.	379,528
302,060	Itau Unibanco Holding SA, ADR (Brazil)(a)	6,720,835
618,300	Mitsubishi UFJ Financial Group, Inc. (Japan)	3,447,716
99,100	National Bank of Canada (Canada)	5,932,479
30,800	National Penn Bancshares, Inc.	170,016
705,100	Popular, Inc.	1,671,087
166,563	Republic First Bancorp, Inc.(b)	646,264
4,946	Ringkjoebing Landbobank A/S (Denmark)(b)	601,887
62,861	Societe Generale (France)	4,445,739
214,209	Sparebanken Rogaland (Norway)	1,813,568
238,780	Standard Chartered PLC (United Kingdom)	5,853,022
141,023	Svenska Handelsbanken AB (Class A Stock) (Sweden)	4,059,798
93,000	Toronto-Dominion Bank (The) (Canada)	5,856,339
165,000	Wells Fargo & Co.	4,626,600

		84,519,174

Consumer Finance 2.8%
291,800	Discover Financial Services	4,511,228

Diversified Financial Services 10.3%
285,300	Bank of America Corp.	4,522,005
51,599	Deutsche Boerse AG (Germany)	4,348,474

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	11

Portfolio of Investments

as of November 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
203,600	NASDAQ OMX Group, Inc. (The)(b)	$3,803,248
731	Osaka Securities Exchange Co. Ltd. (Japan)	3,644,852

		16,318,579

Insurance 13.1%
92,800	ACE Ltd.	4,520,288
97,800	Allstate Corp. (The)	2,778,498
237,500	Hartford Financial Services Group, Inc.	5,809,250
129,100	Platinum Underwriters Holdings Ltd.	4,555,939
171,600	Unum Group	3,267,264

		20,931,239

IT Services 0.1%
24,200	Companhia Brasileira de Meios de Pagamento (Brazil)	226,767

Thrifts & Mortgage Finance 2.6%
441,804	Beneficial Mutual Bancorp, Inc.(b)	4,108,777

	Total common stocks (cost $107,312,404)	148,545,097

PREFERRED STOCK 3.3%

Commercial Banks
745,205	Banco do Estado do Rio Grande do Sul SA (Brazil) (Class B Stock) (cost $1,947,983)	5,200,092

Units
RIGHT 0.3%

Commercial Banks
161,511	DnB NOR ASA (Norway) (cost $0)(b)	455,337

	Total long-term investments (cost $109,260,387)	154,200,526

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 6.7%

Affiliated Money Market Mutual Fund
10,698,308	Dryden Core Investment Fund - Taxable Money Market Series (cost $10,698,308; includes $4,953,715 of cash collateral received for securities on loan) (Note 3)(c)(d)	$10,698,308

	Total Investments(e) 103.6% (cost $119,958,695; Note 5)	164,898,834
	Liabilities in excess of other assets (3.6%)	(5,720,644)

	Net Assets 100.0%	$159,178,190

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,926,532; cash collateral of $4,953,715 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on November 30, 2009. Collateral was subsequently received on December 1, 2009 and the Fund remained in compliance.
(b)	Non-income producing security.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	As of November 30, 2009, eleven securities representing $46,036,223 and 28.9% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	13

Portfolio of Investments

as of November 30, 2009 continued

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$102,508,874	$46,036,223	$—
Preferred Stock	5,200,092	—	—
Right	455,337	—	—
Affiliated Money Market Mutual Fund	10,698,308	—	—

	118,862,611	46,036,223	—
Other Financial Instruments*	—	—	—

Total	$118,862,611	$46,036,223	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of November 30, 2009 and 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The country allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2009 were as follows:

United States	42.7%
Canada	11.8
Brazil	7.6
France	6.8
Norway	5.6
Hong Kong	4.6
Japan	4.5
Switzerland	3.9
United Kingdom	3.7
Portugal	2.9
Germany	2.7
Thailand	2.6
Sweden	2.5
Denmark	1.1
Panama	0.6

103.6
Liabilities in excess of other assets	(3.6)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$455,337	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Right
Equity contracts	$29

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Right
Equity contracts	$455,337

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	15

Statement of Assets and Liabilities

as of November 30, 2009

Assets
Investments at value, including securities on loan of $4,926,532:
Unaffiliated investments (cost $109,260,387)	$154,200,526
Affiliated investments (cost $10,698,308)	10,698,308
Cash	4,147
Receivable for Fund shares sold	388,843
Dividends and interest receivable	95,014
Foreign tax reclaim receivable	59,026
Prepaid expenses	2,034

Total assets	165,447,898

Liabilities
Payable to broker for collateral for securities on loan	4,953,715
Payable for Fund shares reacquired	792,072
Payable for investments purchased	217,711
Accrued expenses	114,827
Management fee payable	98,979
Distribution fee payable	56,748
Affiliated transfer agent fee payable	33,962
Deferred directors’ fees	1,694

Total liabilities	6,269,708

Net Assets	$159,178,190

Net assets were comprised of:
Common stock, at par	$136,211
Paid-in capital in excess of par	131,400,858

131,537,069
Distributions in excess of net investment income	(7,273)
Accumulated net realized loss on investment and foreign currency transactions	(17,294,231)
Net unrealized appreciation on investments and foreign currencies	44,942,625

Net assets, November 30, 2009	$159,178,190

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($102,363,148 ÷ 8,639,371 shares of common stock issued and outstanding)	$11.85
Maximum sales charge (5.50% of offering price)	.69

Maximum offering price to public	$12.54

Class B
Net asset value, offering price and redemption price per share ($10,598,420 ÷ 955,756 shares of common stock issued and outstanding)	$11.09

Class C
Net asset value, offering price and redemption price per share ($27,151,412 ÷ 2,448,383 shares of common stock issued and outstanding)	$11.09

Class Z
Net asset value, offering price and redemption price per share ($19,065,210 ÷ 1,577,633 shares of common stock issued and outstanding)	$12.08

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	17

Statement of Operations

Year Ended November 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $155,307)	$1,999,608
Affiliated dividend income	82,230
Affiliated income from securities loaned, net	30,026

Total income	2,111,864

Expenses
Management fee	782,543
Distribution fee—Class A	203,202
Distribution fee—Class B	78,591
Distribution fee—Class C	169,098
Transfer agent’s fees and expenses (including affiliated expense of $117,400) (Note 3)	245,000
Dividend expense on short positions	83,788
Custodian’s fees and expenses	83,000
Registration fees	60,000
Reports to shareholders	51,000
Legal fees and expenses	41,000
Audit fee	21,000
Broker fees and expenses on short sales	16,344
Directors’ fees	15,000
Insurance	2,000
Miscellaneous	17,244

Total expenses	1,868,810

Net investment income	243,054

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,873,979)
Short sale transactions	7,990,158
Foreign currency transactions	(239,900)

(123,721)

Net change in unrealized appreciation (depreciation) on:
Investments	63,136,118
Short sales	(474,172)
Foreign currencies	4,670

62,666,616

Net gain on investment and foreign currency transactions	62,542,895

Net Increase In Net Assets Resulting From Operations	$62,785,949

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$243,054	$81,259
Net realized loss on investment and foreign currency transactions	(123,721)	(12,902,651)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	62,666,616	(28,116,023)

Net increase (decrease) in net assets resulting from operations	62,785,949	(40,937,415)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(126,951)	(590,613)
Class B	—	(55,742)
Class C	—	(50,397)
Class Z	(43,041)	(57,862)

	(169,992)	(754,614)

Distributions from net realized gains
Class A	—	(8,587,455)
Class B	—	(3,380,772)
Class C	—	(3,059,681)
Class Z	—	(682,863)

	—	(15,710,771)

Tax return of capital distributions
Class A	(23,339)	—
Class Z	(4,041)	—

	(27,380)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	82,054,002	40,118,742
Net asset value of shares issued in reinvestment of dividends and distributions	179,140	15,537,794
Cost of shares reacquired	(48,140,302)	(31,129,111)

Net increase in net assets from Fund share transactions	34,092,840	24,527,425

Total increase (decrease)	96,681,417	(32,875,375)

Net Assets
Beginning of year	62,496,773	95,372,148

End of year(a)	$159,178,190	$62,496,773

(a) Includes undistributed net investment income of:	$—	$306,410

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	19

Notes to Financial Statements

JennisonDryden Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company currently consists of three portfolios: Jennison Health Sciences Fund, Jennison Utility Fund and Dryden Financial Services Fund. These financial statements relate to Dryden Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

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trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under Securities Law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	21

Notes to Financial Statements

continued

less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Fund maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates

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from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level. Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	23

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Wellington Management Company, LLP (“Wellington Management”). The subadvisory agreement provides that Wellington Management furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Wellington Management assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Wellington Management, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 28, 2009, the Fund was subadvised by Jennison Associates LLC (“Jennison”). There was no change to the management fee paid to PI as a result of this change.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and

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servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $439,308 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2009, it received $1,493, $34,242 and $9,485 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended November 30, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	25

Notes to Financial Statements

continued

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2009, the Fund incurred approximately $120,200 in total networking fees, of which approximately $42,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2009, PIM has been compensated approximately $12,100 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2009, were $144,879,960 and $101,103,707, respectively. Short sales and purchases to cover were $10,350,112 and $13,443,427, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2009, the adjustments were to decrease undistributed net investment income by $386,745, to

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decrease accumulated net realized loss on investment and foreign currency transactions by $336,422 and to increase paid-in capital in excess of par by $50,323 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and adjustments due to investments in partnerships. Net investment income, net realized loss on investments and net assets were not affected by this change.

For the year ended November 30, 2009, the tax character of dividends and distributions paid by the fund were $169,992 from ordinary income and $27,380 of return of capital. For the year ended November 30, 2008, the tax character of dividends and distributions paid by the fund were $6,666,773 from ordinary income and $9,798,612 from long-term capital gains.

As of November 30, 2009, the Fund did not have any undistributed ordinary income on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$120,290,944	$45,999,210	$(1,391,320)	$44,607,890	$2,486	$44,610,376

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2009 of approximately $16,962,000 of which $15,583,000 expires in 2016 and $1,379,000 expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elects to treat post-October foreign currency losses of approximately $6,000 as having been incurred in the following year (November 30, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	27

Notes to Financial Statements

continued

the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2009:
Shares sold	5,511,851	$53,481,269
Shares issued in reinvestment of dividends and distributions	15,369	138,320
Shares reacquired	(3,554,997)	(33,838,462)

Net increase (decrease) in shares outstanding before conversion	1,972,223	19,781,127
Shares issued upon conversion from Class B	272,257	2,001,409

Net increase (decrease) in shares outstanding	2,244,480	$21,782,536

Year ended November 30, 2008:
Shares sold	2,538,438	$21,055,362
Shares issued in reinvestment of dividends and distributions	835,998	8,625,865
Shares reacquired	(1,964,017)	(16,568,604)

Net increase (decrease) in shares outstanding before conversion	1,410,419	13,112,623
Shares issued upon conversion from Class B	747,471	6,629,953

Net increase (decrease) in shares outstanding	2,157,890	$19,742,576

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Class B	Shares	Amount
Year ended November 30, 2009:
Shares sold	355,851	$3,202,496
Shares reacquired	(255,258)	(2,050,291)

Net increase (decrease) in shares outstanding before conversion	100,593	1,152,205
Shares reacquired upon conversion into Class A	(289,679)	(2,001,409)

Net increase (decrease) in shares outstanding	(189,086)	$(849,204)

Year ended November 30, 2008:
Shares sold	727,722	$5,805,459
Shares issued in reinvestment of dividends and distributions	334,881	3,272,528
Shares reacquired	(800,778)	(6,326,037)

Net increase (decrease) in shares outstanding before conversion	261,825	2,751,950
Shares reacquired upon conversion into Class A	(791,178)	(6,629,953)

Net increase (decrease) in shares outstanding	(529,353)	$(3,878,003)

Class C
Year ended November 30, 2009:
Shares sold	1,313,982	$12,614,067
Shares reacquired	(705,613)	(5,966,771)

Net increase (decrease) in shares outstanding	608,369	$6,647,296

Year ended November 30, 2008:
Shares sold	707,602	$5,558,215
Shares issued in reinvestment of dividends and distributions	297,647	2,907,979
Shares reacquired	(656,150)	(5,200,528)

Net increase (decrease) in shares outstanding	349,099	$3,265,666

Class Z
Year ended November 30, 2009:
Shares sold	1,419,560	$12,756,170
Shares issued in reinvestment of dividends and distributions	4,456	40,820
Shares reacquired	(744,282)	(6,284,778)

Net increase (decrease) in shares outstanding	679,734	$6,512,212

Year ended November 30, 2008:
Shares sold	881,656	$7,699,706
Shares issued in reinvestment of dividends and distributions	69,839	731,422
Shares reacquired	(388,333)	(3,033,942)

Net increase (decrease) in shares outstanding	563,162	$5,397,186

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	29

Financial Highlights

Class A
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.18

Income (loss) from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.66

Total from investment operations	5.69

Less Dividends and Distributions:
Dividends from net investment income	(.02)
Distributions from net realized gains	—
Tax return of capital distributions	— (e)

Total dividends and distributions	(.02)

Net asset value, end of year	$11.85

Total Return(b):	92.19%
Ratios/Supplemental Data:
Net assets, end of year (000)	$102,363
Average net assets (000)	$67,736
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.66%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.26%
Net investment income	.37%
For Class A, B, C and Z shares:
Portfolio turnover rate	109%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2008.
(e)	Less than $.005 per share.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2008(a)		2007(a)		2006(a)		2005

$12.59		$12.61		$13.11		$13.47

.03		.13		.07		.04

(4.27)		.07		2.25		.98

(4.24)		.20		2.32		1.02

(.14)		—		—		(.11)
(2.03)		(.22)		(2.82)		(1.27)
—		—		—		—

(2.17)		(.22)		(2.82)		(1.38)

$6.18		$12.59		$12.61		$13.11

(40.57)%		1.47%		18.92%		8.31%

$39,508		$53,329		$51,492		$28,162
$47,123		$57,081		$34,156		$28,833

2.19	%(d)	1.41	%(d)	1.52	%(d)	1.56	%(d)
1.91%		1.16%		1.27%		1.31%

1.28%		—		—		—
.32%		.96%		.52%		.31%

176%		127%		72%		78%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	31

Financial Highlights

continued

Class B
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.81

Income (loss) from investment operations:
Net investment income (loss)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.30

Total from investment operations	5.28

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$11.09

Total Return(b):	90.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$10,599
Average net assets (000)	$7,859
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.26%
Net investment income (loss)	(.24)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005

$11.93	$12.05	$12.74	$13.11

(.03)	.02	(.05)	(.06)

(4.03)	.08	2.18	.97

(4.06)	.10	2.13	.91

(.03)	—	—	(.01)
(2.03)	(.22)	(2.82)	(1.27)

(2.06)	(.22)	(2.82)	(1.28)

$5.81	$11.93	$12.05	$12.74

(40.99)%	.70%	18.01%	7.46%

$6,647	$19,978	$33,682	$53,329
$11,730	$26,744	$47,402	$58,311

2.91%	2.16%	2.27%	2.31%
1.91%	1.16%	1.27%	1.31%

1.28%	—	—	—
(.42)%	.17%	(.40)%	(.44)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	33

Financial Highlights

continued

Class C
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.81

Income (loss) from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.31

Total from investment operations	5.28

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of year	$11.09

Total Return(b):	90.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$27,151
Average net assets (000)	$16,910
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.26%
Net investment income (loss)	(.35)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005

$11.93	$12.05	$12.74	$13.11

(.03)	.02	(.05)	(.06)

(4.03)	.08	2.18	.97

(4.06)	.10	2.13	.91

(.03)	—	—	(.01)
(2.03)	(.22)	(2.82)	(1.27)

(2.06)	(.22)	(2.82)	(1.28)

$5.81	$11.93	$12.05	$12.74

(40.99)%	.70%	18.01%	7.46%

$10,690	$17,786	$22,375	$21,475
$13,723	$21,205	$21,359	$23,086

2.91%	2.16%	2.27%	2.31%
1.91%	1.16%	1.27%	1.31%

1.28%	—	—	—
(.40)%	.19%	(.40)%	(.44)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	35

Financial Highlights

continued

Class Z
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.30

Income (loss) from investment operations:
Net investment income	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.76

Total from investment operations	5.82

Less Dividends and Distributions:
Dividends from net investment income	(.04)
Distributions from net realized gains	—
Tax return of capital distributions	— (d)

Total dividends and distributions	(.04)

Net asset value, end of year	$12.08

Total Return(b):	92.54%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,065
Average net assets (000)	$11,837
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.26%
Net investment income	.58%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005

$12.78	$12.77	$13.22	$13.57

.05	.16	.09	.08

(4.33)	.07	2.28	.99

(4.28)	.23	2.37	1.07

(.17)	—	—	(.15)
(2.03)	(.22)	(2.82)	(1.27)
—	—	—	—

(2.20)	(.22)	(2.82)	(1.42)

$6.30	$12.78	$12.77	$13.22

(40.32)%	1.69%	19.16%	8.61%

$5,652	$4,279	$3,855	$2,914
$5,853	$4,347	$3,452	$2,902

1.91%	1.16%	1.27%	1.31%
1.91%	1.16%	1.27%	1.31%

1.28%	—	—	—
.60%	1.22%	.71%	.57%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

JennisonDryden Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Financial Services Fund, a series of JennisonDryden Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (November 30, 2009) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. We are advising you that in the fiscal year ended November 30, 2009, the Fund paid ordinary income dividends of $0.018 and $0.035 per share for Class A and Class Z shares, respectively. The Fund paid a tax return of capital distribution for Class A and Class Z shares (less than $.005 per share), which is generally non-taxable.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	39

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Director of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Member (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

[1]

The year in which each individual joined the Fund’s Board is as follows: Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).
Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice, an interested Board Member who also serves as President.
(1)

The year in which each individual became an Officer of the Fund is as follows: Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden Financial Services Fund (the “Fund”)1 consists of 9 individuals, 8 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Wellington Management Company, LLP (“Wellington”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

1 Dryden Financial Services Fund is a series of JennisonDryden Sector Funds, Inc.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Wellington which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Wellington. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Wellington, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Wellington, and also reviewed the qualifications, backgrounds and responsibilities of Wellington’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Wellington’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Wellington. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Wellington, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Wellington under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Global Financial Services Funds Performance Universe) was in the first quartile over the one-, three, and five-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked second out of the four funds included by Lipper in the Expense Group. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Wellington

The Board considered potential ancillary benefits that might be received by PI and Wellington and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Wellington included its ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Wellington were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years
Class A	81.33%	7.13%	8.53%
Class B	85.22	7.42	8.34
Class C	89.55	7.54	8.34
Class Z	92.24	8.62	9.42

Average Annual Total Returns (Without Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years
Class A	91.88%	8.34%	9.15%
Class B	90.22	7.54	8.34
Class C	90.55	7.54	8.34
Class Z	92.24	8.62	9.42

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.66%; Class B, 2.36%; Class C, 2.36%; Class Z, 1.36%. Gross operating expenses include dividends paid on stock sold short, which are required to be disclosed as an expense (“dividend expense on short positions”) and broker fees

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and expenses on short sales. The dividend expense on short positions will be substantially offset by market value gains on the day the dividends are announced. Without the inclusion of dividend expense on short positions and broker fees and expenses on short sales, the gross expense ratios would be: Class A 1.56%; Class B 2.26%; Class C 2.26%; Class Z 1.26%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden Financial Services Fund (Class A shares) with a similar investment in the MSCI World Financials ex-Real Estate Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1999) and the account values at the end of the current fiscal year (November 30, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI World Financials ex-Real Estate Index is an unmanaged, cap-weighted index that monitors the performance of financial stocks from around the world. This index excludes real estate. The S&P Composite 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 largest stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreeen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	75 State Street Boston, MA 02109

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    0170189-00001-00

NOVEMBER 30, 2009	ANNUAL REPORT

Jennison Health Sciences Fund

On or about February 16, 2010, this Fund will be renamed the Prudential Jennison Health Sciences Fund.

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2010

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Jennison Health Sciences Fund to Prudential Jennison Health Sciences Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund, a series of JennisonDryden Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Gross operating expenses: Class A, 1.30%; Class B, 2.00%; Class C, 2.00%; Class L, 1.50%; Class M, 1.78%; Class X, 1.25%; Class Z, 1.00%. Net operating expenses: Class A, 1.30%; Class B, 2.00%; Class C, 2.00%; Class L, 1.50%; Class M, 1.78%; Class X, 1.25%; Class Z, 1.00%.

Cumulative Total Returns as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	29.39%	47.08%	206.91%	—
Class B	28.51	41.80	184.87	—
Class C	28.43	41.73	184.73	—
Class L	29.16	N/A	N/A	10.44% (11/25/05)
Class M	28.90	N/A	N/A	8.53 (11/25/05)
Class X	29.89	N/A	N/A	12.79 (11/25/05)
Class Z	29.75	48.98	214.99	—
S&P 1500 Health Care Index[2]	25.82	17.81	26.48	**
S&P Composite 1500 Index[3]	26.03	4.41	1.36	***
Lipper Health/Biotechnology Funds Avg.[4]	26.00	19.99	89.62	****

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Average Annual Total Returns[5] as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	18.34%	6.15%	11.40%	—
Class B	19.25	6.40	11.19	—
Class C	23.25	6.56	11.19	—
Class L	17.78	N/A	N/A	2.10% (11/25/05)
Class M	18.76	N/A	N/A	2.72 (11/25/05)
Class X	19.61	N/A	N/A	3.48 (11/25/05)
Class Z	25.49	7.62	12.32	—
S&P 1500 Health Care Index[2]	20.76	2.72	3.37	**
S&P Composite 1500 Index[3]	27.25	0.69	–0.20	***
Lipper Health/Biotechnology Funds Avg.[4]	22.47	3.10	5.51	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

3The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven, eight, eight, and ten years after purchase, Class B, Class M, Class X, and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

**S&P 1500 Health Care Index Closest Month-End to Inception cumulative total return as of 11/30/09 is 6.85% for Class L, Class M, and Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total return as of 12/31/09 is 2.27% for Class L, Class M, and Class X.

***S&P Composite 1500 Index Closest Month-End to Inception cumulative total return as of 11/30/09 is –4.39% for Class L, Class M, and Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total return as of 12/31/09 is –0.49% for Class L, Class M, and Class X.

****Lipper Health/Biotechnology Funds Average Closest Month-End to Inception cumulative total return as of 11/30/09 is 4.41% for Class L, Class M, and Class X. Lipper Health/Biotechnology Funds Average Closest Month-End to Inception average annual total return as of 12/31/09 is 1.87% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the S&P 1500 Health Care Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/09
Ironwood Pharmaceutical (Microbia) Private Placement, Series E, Biotechnology	5.3%
AMAG Pharmaceuticals, Inc., Biotechnology	4.5
Celgene Corp., Biotechnology	4.4
Shire PLC (Ireland), ADR, Pharmaceuticals	4.4
Alexion Pharmaceuticals, Inc., Biotechnology	4.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/09
Biotechnology	48.3%
Pharmaceuticals	32.0
Healthcare Providers & Services	5.5
Healthcare Equipment & Supplies	5.3
Life Sciences Tools & Services	2.8

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Health Sciences Fund’s Class A shares climbed 29.39% in the 12 months ended November 30, 2009, outperforming the 25.82% return of the S&P 1500 Health Care Index (the Index) and the 26.00% return of the Lipper Health/Biotechnology Funds Average.

Virtually every industry in the Index gained ground, with advances greatest in healthcare technology, healthcare providers and services, and life sciences tools and services. Every industry in the Fund advanced as well, with gains most pronounced in life sciences tools and services, healthcare providers and services, and biotechnology.

Strong stock selection in biotechnology was the chief contributor to the Fund’s positive performance relative to the Index. The Fund also benefited from stock selection in life sciences tools and services and healthcare technology. Detractors from relative performance included an overweight position in biotechnology, an underweight stance in healthcare providers and services, and stock selection in pharmaceuticals.

What was the market environment like during the reporting period?

The fiscal year ended November 30, 2009, was marked by a severe decline in financial markets followed by an even sharper rebound. The credit crisis, which persisted into the beginning of the fiscal year, prompted unprecedented coordination between the U.S. Treasury Department and the Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. A collapsing real estate market, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy. New programs designed to thaw credit flows and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions, and an almost $800 billion fiscal stimulus package was enacted.

In the second half of the fiscal year, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales, and declines in retail sales and corporate revenue moderated.

After contracting steeply at the end of calendar year 2008 and in the first quarter of 2009, U.S. GDP grew 2.2% in 2009’s third quarter. However, unemployment, which climbed to 10.2% at the end of October, remained a substantial impediment to growth and suggested an uneven path to recovery.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	5

Strategy and Performance Overview (continued)

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings Incyte, Human Genome Sciences, United Therapeutics, and Vertex Pharmaceuticals were key contributors to the Fund’s strong returns. Incyte rose on positive developments related to two of its investigational hematology/oncology therapies. In July, Incyte reached an agreement with the Food and Drug Administration (FDA) on the design of the pivotal Phase III trial for INCB18424 in the treatment of myelofibrosis, a serious condition characterized by varying degrees of bone marrow failure, splenic enlargement, and debilitating constitutional symptoms that can result in significantly compromised quality of life and shorter life span. In November 2009, Incyte entered a collaboration and license agreement covering INCB18424 and another drug, INCB28060, with Swiss drug maker Novartis; the partnership is potentially worth $1.3 billion.

Human Genome Sciences and partner GlaxoSmithKline announced that their experimental drug Benlysta met the goal of a second late-stage study in treating lupus, increasing the drug’s chances of becoming the first treatment approved in more than 50 years for the hard-to-treat autoimmune disease. Human Genome has two other products in late-stage clinical development: Zalbin, which is being developed with Novartis to treat hepatitis C, and raxibacumab, an antibody that fights anthrax infection, which is being developed with funding from the U.S. government.

United Therapeutics rose on FDA approval of Adcirca (tadalafil), the company’s treatment for pulmonary arterial hypertension (PAH). Jennison believes Adcirca could become a treatment of choice based on its once-per-day dosing.

Vertex Pharmaceuticals’ chief product candidate is Telaprevir for hepatitis C (HCV), an increasingly common and burdensome infectious disease of the liver. Telaprevir has shown best-in-class anti-viral activity and is one of only a few products in the Phase III trial stage with a multibillion dollar market opportunity.

Mylan, which makes both generic and branded drugs, was a key contributor in the pharmaceuticals sector. It advanced on strong earnings and revenues. Jennison likes Mylan’s sound execution across all business lines, which should lead to improved operating margins and increased profitability, setting the stage for potential sales and earnings growth acceleration.

In life sciences and tools, WuXi PharmaTech was a top performer. The China-based contract research organization (CRO) provides a broad range of research and development outsourcing services to more than 800 pharmaceutical, biotechnology, and medical device company customers. Jennison expects WuXi to post strong

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earnings growth, driven by healthy revenue in the laboratory services and manufacturing businesses, increased revenue contributions from the more lucrative biologics and toxicology services areas, and margin expansion as a result of improving economies of scale.

Which holdings detracted most from the Fund’s return?

Pharmaceutical holdings ViroPharma and XenoPort were notable detractors from the Fund’s return. ViroPharma plummeted after its lead clinical compound, Camvia (maribavir), failed to meet the primary and key secondary endpoints of a Phase III trial in the prevention of cytomegalovirus (CMV) disease in transplant patients. CMV can cause severe disease, including retinitis, a potentially blinding eye infection, in people with weakened immune systems. The manager eliminated the Fund’s position in VPHM on this news.

XenoPort’s decline reflected investor anxiety as the FDA’s marketing approval decision on the company’s Solzira (XP13512) approached. In September 2009, XenoPort and partner GlaxoSmithKline announced favorable results from a Phase IIb clinical trial evaluating the safety and efficacy of Solzira in the treatment of neuropathic pain associated with post-herpetic neuralgia (PHN), a painful complication of shingles affecting nerve fibers and skin. XenoPort has licensed the rights to develop and commercialize Solzira to GlaxoSmithKline for the treatment of diabetic peripheral neuropathy (DPN), restless leg syndrome (RLS), and migraine prevention in all regions of the world, except Japan and five other Asian countries. XenoPort’s Asian partner, Astellas Pharma, is studying the drug in two separate mid-stage trials in Japan for the treatment of DPN and RLS. In January, GlaxoSmithKline submitted a New Drug Application (NDA) with the FDA for Solzira as a treatment for moderate-to-severe primary RLS, a neurological movement disorder that causes uncontrollable urges to move the legs and painful sensations that often lead to insomnia.

CardioNet, a provider of real-time, outpatient cardiac-monitoring services, hurt performance in the healthcare providers and services sector. Weakness in its share price reflected news that the reimbursement rates paid by the company’s lone regional Medicare carrier would be cut. Possible reductions in reimbursement rates paid by commercial carriers could affect CardioNet’s aggressive growth targets and thwart profitability. The manager closed the Fund’s position in CardioNet in September.

Were there significant changes to the portfolio?

In light of Jennison’s view that some form of healthcare reform legislation seems inevitable, the manager positioned the Fund accordingly. The Fund holds several generic pharmaceuticals companies, which the manager believes will benefit as the

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

result of cost-management efforts. As many larger pharmaceutical companies have successfully managed their cost structures and have pipelines that offer glimmers of hope, the Fund added positions in this sector for the first time in several years.

Based on projected increases in Medicaid rebates and negative sentiment about the potential for the federal government to become a more important payer, Jennison believes the drug and biotechnology sectors could be hurt mildly. However, most of the drug and biotech companies held in the Fund are tied to a product or product category expected to outperform rather than to the broad sector. On the positive side, dramatic increases in overseas tax rates seem to be off the table for now, and the FDA has increased its review staff, enabling it to make decisions more quickly than before.

Given Jennison’s belief that the health maintenance organization (HMO) industry’s business models are threatened over the longer term, the manager reduced the Fund’s exposure to the managed care sector. However, as stocks in the group began to excessively discount the possible ramifications of healthcare reform, the Fund added exposure to the sector.

Jennison expects little or no effect on diagnostics and life sciences tools companies. The manager added stocks from this sector to the portfolio.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/09.

5.3%	Ironwood Pharmaceuticals (Microbia), Biotechnology

Ironwood Pharmaceuticals is advancing several clinical candidates, including (with partner Forest Laboratories) linaclotide for the treatment of irritable bowel syndrome with constipation, chronic constipation, and other gastrointestinal disorders. The company’s other major product candidate, MD-0727, is a cholesterol absorption inhibitor in clinical trials for hypercholesterolemia (high cholesterol).

4.5%	AMAG Pharmaceuticals Inc., Biotechnology

AMAG Pharmaceuticals uses iron oxide nanoparticles to create organ-specific diagnostic contrast agents used in magnetic resonance imaging (MRI) tests. It has two products on the market: Feridex IV (for the diagnosis of liver lesions) and GastroMARK (for delineating the bowel in abdominal imaging). The firm is developing Combidex as a contrast agent for the diagnosis of metastatic lymph nodes and another product, ferumoxytol, as an iron-replacement therapy for anemic patients.

4.4%	Celgene Corp., Biotechnology

Celgene’s leading drug, Revlimid, is an oral therapy approved for the treatment of multiple myeloma (MM), a blood cancer. Jennison believes Celgene has two main advantages over other oncology companies. First, it owns worldwide rights to its drugs and reaps the full benefit of sales in faster-growing international markets. Second, its drugs are used to treat patients with blood cancers, who tend to have significantly longer average life expectancies and treatment durations than patients with solid tumors. Jennison believes Revlimid is positioned to capture substantial incremental usage in its two existing indications, myeloma and myelodysplastic syndrome (a rare group of blood disorders), through increasing penetration and longer treatment duration. The drug could also capture market share in the treatment of other diseases such as non-Hodgkin’s lymphoma (a cancer of the cells of the lymphatic system) and chronic lymphocytic leukemia (a cancer of the white blood cells and bone marrow).

4.4%	Shire PLC (Ireland), ADR, Pharmaceuticals

Specialty pharmaceutical company Shire has the broadest pipeline and product portfolio in the attention deficit hyperactivity disorder (ADHD) market, in Jennison’s view. The company’s ADHD products include Vyvanse (a stimulant), Daytrana (a patch), and Intuniv (a non-stimulant). The manager believes this broad portfolio gives Shire a competitive advantage when marketing to specialty physicians, and also likes the prospects for growth in the company’s human genetic therapies business.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	9

Comments on Largest Holdings (continued)

4.0%	Alexion Pharmaceuticals Inc., Biotechnology

Alexion Pharmaceuticals’ drug Soliris won U.S. and European approval in 2007 for the treatment of a rare genetic and potentially life-threatening blood disorder known as paroxysmal nocturnal hemoglobinuria or PNH. Alexion is also developing Soliris as a potential treatment for autoimmune and inflammatory conditions, including atypical hemolytic uremic syndrome (a rare blood condition), myasthenia gravis (a neuromuscular disease leading to muscle weakness and fatigue), multifocal neuropathy (another condition in which muscles become progressively weaker), and severe asthma. It has other antibodies at early stages of development that may treat leukemia and other cancers.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2009, at the beginning of the period, and held through the six-month period ended November 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	11

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,164.20	1.30%	$7.05
	Hypothetical	$1,000.00	$1,018.55	1.30%	$6.58

Class B	Actual	$1,000.00	$1,160.80	2.00%	$10.83
	Hypothetical	$1,000.00	$1,015.04	2.00%	$10.10

Class C	Actual	$1,000.00	$1,160.10	2.00%	$10.83
	Hypothetical	$1,000.00	$1,015.04	2.00%	$10.10

Class L	Actual	$1,000.00	$1,163.30	1.50%	$8.13
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class M	Actual	$1,000.00	$1,163.50	1.51%	$8.19
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class X	Actual	$1,000.00	$1,166.20	1.25%	$6.79
	Hypothetical	$1,000.00	$1,018.80	1.25%	$6.33

Class Z	Actual	$1,000.00	$1,166.30	1.00%	$5.43
	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of November 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 93.9%
COMMON STOCKS 87.8%

Biotechnology 46.7%
453,100	Alexion Pharmaceuticals, Inc.(a)	$20,548,085
2,412,100	Allos Therapeutics, Inc.(a)(b)	15,606,287
617,400	AMAG Pharmaceuticals, Inc.(a)(b)	23,084,586
180,200	Amgen, Inc.(a)	10,154,270
2,407,700	Anadys Pharmaceuticals, Inc.(a)	5,513,633
2,517,600	Ariad Pharmaceuticals, Inc.(a)(b)	5,689,776
1,002,200	BioMarin Pharmaceutical, Inc.(a)(b)	16,546,322
403,500	Celgene Corp.(a)	22,374,075
655,000	Cytori Therapeutics, Inc.(a)(b)	3,831,750
224,700	Gilead Sciences, Inc.(a)	10,347,435
276,500	Human Genome Sciences, Inc.(a)(b)	7,692,230
2,266,800	Incyte Corp. Ltd.(a)(b)	18,882,444
2,000,000	Ironwood Pharmaceutical (Microbia) Private Placement, Series E (original cost $7,640,000; purchased 2/21/06)(a)(c)(d)	27,166,460
160,000	Ironwood Pharmaceutical (Microbia) Private Placement, Series F (original cost $1,000,000; purchased 2/21/07)(a)(c)(d)	2,173,317
48,000	Medivation, Inc.(a)(b)	1,473,600
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (original cost $4,322,304; purchased 3/24/06)(a)(c)(d)	5,546,810
355,300	Regeneron Pharmaceuticals, Inc.(a)	6,519,755
246,600	Targacept, Inc.(a)(b)	5,772,906
206,600	United Therapeutics Corp.(a)(b)	9,418,894
500,500	Vertex Pharmaceuticals, Inc.(a)(b)	19,429,410

		237,772,045

Healthcare Equipment & Supplies 4.6%
61,100	Alcon, Inc.	9,035,468
169,200	Baxter International, Inc.	9,229,860
80,500	Beckman Coulter, Inc.	5,229,280
4,000,000	Lombard Medical Technologies PLC (United Kingdom)(a)	77,648

		23,572,256

Healthcare Providers & Services 5.5%
275,740	AMERIGROUP Corp.(a)	6,537,796
42,000	Express Scripts, Inc.(a)	3,603,600
187,800	Medco Health Solutions, Inc.(a)	11,861,448
42,700	Sinopharm Group Co. (China)(Class H Stock), 144A(a)	150,413
103,900	WellPoint, Inc.(a)	5,613,717

		27,766,974

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Life Sciences Tools & Services 2.8%
144,300	Illumina, Inc.(a)(b)	$4,173,156
56,100	Life Technologies Corp.(a)(b)	2,792,658
415,600	WuXi PharmaTech Cayman, Inc. (China), ADR(a)	7,243,908

		14,209,722

Pharmaceuticals 28.2%
842,594	Ardea Biosciences, Inc.(a)(b)	11,341,315
1,317,200	ARYx Therapeutics, Inc.(a)(b)	3,279,828
303,600	Auxilium Pharmaceuticals, Inc.(a)(b)	10,586,532
204,400	Cumberland Pharmaceuticals, Inc.(a)(b)	2,933,140
1,312,100	Impax Laboratories, Inc.(a)	14,957,940
1,456,200	Inspire Pharmaceuticals, Inc.(a)	8,475,084
771,400	MAP Pharmaceuticals, Inc.(a)(b)	6,981,170
1,032,700	Mylan, Inc.(a)(b)	18,454,349
109,400	Novartis AG (Switzerland), ADR	6,082,640
318,600	Pfizer, Inc.	5,788,962
194,400	Roche Holding AG (Switzerland), ADR	7,954,848
236,800	Salix Pharmaceuticals Ltd.(a)	5,399,040
379,700	Shire PLC (Ireland), ADR(b)	22,352,939
144,800	Teva Pharmaceutical Industries Ltd. (Israel), ADR	7,643,992
684,500	XenoPort, Inc.(a)(b)	11,273,715

		143,505,494

	Total common stocks (cost $322,186,440)	446,826,491

PREFERRED STOCKS 5.4%

Biotechnology 1.0%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (original cost $4,900,000; purchased 6/13/06)(a)(c)(d)	4,828,856

Healthcare Equipment & Supplies 0.7%
77,000	SuperDimension Ltd., Private Placement, Series D-1 (original cost $1,650,110; purchased 5/23/08)(a)(c)(d)	2,041,736
63,000	SuperDimension Ltd., Private Placement, Series D-2 (original cost $1,350,090; purchased 5/23/08)(a)(c)(d)	1,670,511

		3,712,247

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

PREFERRED STOCKS (Continued)

Pharmaceuticals 3.7%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (original cost $4,004,000; purchased 8/11/08)(a)(c)(d)	$4,900,716
12,330	Mylan, Inc. 6.500%, 11/15/10 Series	13,713,549

		18,614,265

	Total preferred stocks (cost $18,957,108)	27,155,368

Units
WARRANTS(a) 0.7%

Biotechnology 0.6%
679,000	Anadys Pharmaceuticals, Inc., expiring 6/9/14, Private Placement (original cost $0; purchased 6/4/09)(c)(d)	549,167
227,400	Cytori Therapeutics, Inc., expiring 2/28/12, Private Placement (original cost $31,836; purchased 2/23/07)(c)(d)	251,686
222,500	Cytori Therapeutics, Inc., expiring 8/11/13, Private Placement (original cost $0; purchased 8/11/08)(c)(d)	208,027
2,850,000	Titan Pharmaceuticals, Inc. expiring 12/21/12, Private Placement (original cost $0; purchased 12/21/07)(c)(d)	2,057,962

		3,066,842

Healthcare Equipment & Supplies
1,360,825	EnteroMedics, Inc., expiring 2/20/13, Private Placement (original cost $170,103; purchased 2/20/09)(c)(d)	115,541
600,000	Lombard Medical Technologies (United Kingdom), Warrant A, expiring 6/15/10, Private Placement (original cost $0; purchased 7/10/07)(c)(d)	—
600,000	Lombard Medical Technologies (United Kingdom), Warrant B, expiring 6/15/12, Private Placement (original cost $0; purchased 7/10/07)(c)(d)	—

		115,541

Pharmaceuticals 0.1%
341,250	Akorn, Inc., expiring 3/8/11, Private Placement (original cost $0; purchased 3/8/06)(c)(d)	588
94,275	Ardea Biosciences, Inc. , expiring 12/19/13, Private Placement (original cost $11,784; purchased 12/19/08)(c)(d)	407,929

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2009 continued

Units	Description	Value (Note 1)

WARRANTS(a) (Continued)

Pharmaceuticals (cont’d.)
357,600	ARYx Therapeutics, Inc., expiring 11/13/13, Private Placement (original cost $44,700; purchased 11/13/08)(c)(d)	$217,115

		625,632

	Total warrants (cost $258,424)	3,808,015

	Total long-term investments (cost $341,401,972)	477,789,874

Shares
SHORT-TERM INVESTMENT 33.0%

Affiliated Money Market Mutual Fund 33.0%
168,036,903	Dryden Core Investment Fund - Taxable Money Market Series(e)(f) (cost $168,036,903; includes $136,109,855 of cash collateral received for securities on loan)	168,036,903

	Total Investments(g) 126.9% (cost $509,438,875; Note 5)	645,826,777
	Liabilities in excess of other assets (26.9%)	(136,972,055)

	Net Assets 100.0%	$508,854,722

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $130,567,565; cash collateral of $136,109,855 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a restricted security, the aggregate original cost of such securities is $25,124,927. The aggregate value of $52,136,421 is approximately 10.2% of net assets.
(d)	Indicates a security that has been deemed illiquid.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	As of November 30, 2009, 17 securities representing $52,136,421 and 10.2% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$411,939,904	$—	$34,886,587
Preferred Stocks	13,713,549	—	13,441,819
Warrants	—	—	3,808,015
Affiliated Money Market Mutual Fund	168,036,903	—	—

	593,690,356	—	52,136,421
Other Financial Instruments*	—	—	—

Total	$593,690,356	$—	$52,136,421

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants
Balance as of 11/30/08	$48,994,396	$11,274,200	$528,254
Realized gain (loss)	—	—	(382,727)
Change in unrealized appreciation (depreciation)	4,067,976	2,167,619	3,480,600
Net purchases (sales)	—	—	181,888
Transfers in and/or out of Level 3	(18,175,785)	—	—

Balance as of 11/30/09	$34,886,587	$13,441,819	$3,808,015

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2009 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2009 was as follows:

Biotechnology	48.3%
Affiliated Money Market Mutual Fund (including 26.7% of collateral received for securities on loan)	33.0
Pharmaceuticals	32.0
Healthcare Providers & Services	5.5
Healthcare Equipment & Supplies	5.3
Life Sciences Tools & Services	2.8

126.9
Liabilities in excess of other assets	(26.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments	$3,808,015	N/A	N/A

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(382,727)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$3,480,600

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	19

Statement of Assets and Liabilities

as of November 30, 2009

Assets
Investments, at value including securities on loan of $130,567,565:
Unaffiliated investments (cost $341,401,972)	$477,789,874
Affiliated investments (cost $168,036,903)	168,036,903
Cash	454,341
Foreign currency, at value (cost $20)	22
Receivable for investments sold	974,937
Receivable for Fund shares sold	793,325
Foreign tax reclaim receivable	103,338
Dividends and interest receivable	92,495
Prepaid expenses	8,849

Total assets	648,254,084

Liabilities
Payable to broker for collateral for securities on loan	136,109,855
Payable for Fund shares reacquired	2,230,024
Management fee payable	306,651
Accrued expenses	246,874
Payable for investments purchased	208,331
Distribution fee payable	167,240
Affiliated transfer agent fee payable	97,926
Deferred directors’ fees	32,461

Total liabilities	139,399,362

Net Assets	$508,854,722

Net assets were comprised of:
Common stock, at par	$275,515
Paid-in capital in excess of par	439,331,224

439,606,739
Distribution in excess of net investment income	(32,462)
Accumulated net realized loss on investment and foreign currency transactions	(67,109,451)
Net unrealized appreciation on investments and foreign currencies	136,389,896

Net assets, November 30, 2009	$508,854,722

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($283,915,661 ÷ 15,108,667 shares of common stock issued and outstanding)	$18.79
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price to public	$19.88

Class B
Net asset value, offering price and redemption price per share ($43,056,828 ÷ 2,516,731 shares of common stock issued and outstanding)	$17.11

Class C
Net asset value, offering price and redemption price per share ($78,725,940 ÷ 4,602,655 shares of common stock issued and outstanding)	$17.10

Class L
Net asset value and redemption price per share ($1,084,389 ÷ 58,104 shares of common stock issued and outstanding)	$18.66
Maximum sales charge (5.75% of offering price)	1.14

Maximum offering price to public	$19.80

Class M
Net asset value, offering price and redemption price per share ($1,472,447 ÷ 85,863 shares of common stock issued and outstanding)	$17.15

Class X
Net asset value, offering price and redemption price per share ($539,479 ÷ 30,525 shares of common stock issued and outstanding)	$17.67

Class Z
Net asset value, offering price and redemption price per share ($100,059,978 ÷ 5,148,940 shares of common stock issued and outstanding)	$19.43

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	21

Statement of Operations

Year Ended November 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $71,084)	$2,155,561
Interest	2,036,278
Affiliated income from securities loaned, net	758,167
Affiliated dividend income	132,829

Total income	5,082,835

Expenses
Management fee	3,921,517
Distribution fee—Class A	768,326
Distribution fee—Class B	429,687
Distribution fee—Class C	717,223
Distribution fee—Class L	5,287
Distribution fee—Class M	14,833
Distribution fee—Class X	1,405
Transfer agent’s fees and expenses (including affiliated expense of $410,000)	938,000
Registration fees	106,000
Custodian’s fees and expenses	75,000
Reports to shareholders	75,000
Directors’ fees	35,000
Legal fees and expenses	32,000
Audit fee	21,000
Insurance	17,000
Miscellaneous	23,354

Total expenses	7,180,632

Net investment loss	(2,097,797)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(87,054,200)
Foreign currency transactions	1,571

(87,052,629)

Net change in unrealized appreciation (depreciation) on:
Investments	212,287,860
Foreign currencies	7,617

212,295,477

Net gain on investment and foreign currency transactions	125,242,848

Net Increase In Net Assets Resulting From Operations	$123,145,051

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(2,097,797)	$18,860,042
Net realized loss on investment and foreign currency transactions	(87,052,629)	(22,352,955)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	212,295,477	(298,330,113)

Net increase (decrease) in net assets resulting from operations	123,145,051	(301,823,026)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,300,411)	—
Class B	(18,265)	—
Class C	(28,419)	—
Class L	(6,747)	—
Class M	(900)	—
Class X	(6,641)	—
Class Z	(3,167,392)	—

	(5,528,775)	—

Distributions from net realized gains
Class A	—	(34,585,980)
Class B	—	(11,628,475)
Class C	—	(12,267,582)
Class L	—	(183,065)
Class M	—	(514,208)
Class X	—	(101,088)
Class Z	—	(31,294,037)

	—	(90,574,435)

Capital contributions
Class M	416	—
Class X	2,096	4,789

	2,512	4,789

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	88,852,232	144,314,496
Net asset value of shares issued in reinvestment of distributions	4,832,024	80,117,156
Cost of shares reacquired	(318,481,300)	(203,584,142)

Net increase (decrease) in net assets from Fund share transactions	(224,797,044)	20,847,510

Total decrease	(107,178,256)	(371,545,162)

Net Assets
Beginning of year	616,032,978	987,578,140

End of year(a)	$508,854,722	$616,032,978

(a) Includes undistributed net investment income of:	$—	$17,384,929

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company presently consists of three Portfolios: Dryden Financial Services Fund, Jennison Utility Fund, and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and

24	Visit our website at www.jennisondryden.com

asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

continued

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on

26	Visit our website at www.jennisondryden.com

written options is presented separately as net realized gain or loss on written options. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

The Fund may hold warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

28	Visit our website at www.jennisondryden.com

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50% of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management has received the maximum allowable amount of sales charges for Class M and X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

During the year ended November 30, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as a contribution to capital in the Statement of Changes in Net Assets and Financial Highlights for the year ended November 30, 2008.

PIMS has advised the Fund that it received $246,991 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2009, it received $1,557, $80,171, $3,805, $1,161 and $63 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended November 30, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2009, the Fund incurred approximately $332,500 in total networking fees of which approximately $106,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2009, PIM has been compensated approximately $316,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2009 were $198,544,707 and $289,371,924, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distribution in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distribution in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended November 30, 2009, the adjustments were to increase distribution in excess of net investment income by $9,790,819, to decrease accumulated net realized loss on investments and foreign currency transactions by $41,616,996 and to decrease paid in capital by $31,826,177 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclassification of distributions, net operating loss and redemption-in kind. Net investment loss, net realized loss and net assets were not affected by this change.

For the year ended November 30, 2009, the tax character of distributions paid by the Fund was $5,528,775 from ordinary income. For the year ended November 30, 2008, the tax character of distributions paid by the Fund were $40,930,523 from ordinary income and $49,643,912 from long-term capital gains.

As of November 30, 2009, the Fund did not have any undistributed ordinary income on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$510,386,821	$141,316,030	$(5,876,074)	$135,439,956	$1,994	$135,441,950

The difference between book basis and tax basis was attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark-to-market of receivables and payables.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

As of November 30, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $62,394,000 of which $7,168,000 expires in 2016 and $55,226,000 expires in 2017. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven, eight, eight and ten years after purchase, Class B, Class M, Class X and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other Target and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund closed to new investors during the period of July 30, 2005 through April 19, 2009. On April 20, 2009, the Fund re-opened to all potential investors.

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There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2009:
Shares sold	2,926,204	$49,641,192
Shares issued in reinvestment of distributions	142,563	2,109,931
Shares reacquired	(4,937,300)	(80,744,447)

Net increase (decrease) in shares outstanding before conversion	(1,868,533)	(28,993,324)
Shares issued upon conversion from Class B, M and X	808,998	12,400,539

Net increase (decrease) in shares outstanding	(1,059,535)	$(16,592,785)

Year ended November 30, 2008:
Shares sold	3,139,138	$61,201,092
Shares issued in reinvestment of distributions	1,473,424	31,761,808
Shares reacquired	(6,127,908)	(114,916,210)

Net increase (decrease) in shares outstanding before conversion	(1,515,346)	(21,953,310)
Shares issued upon conversion from Class B, M and X	1,444,583	28,575,372

Net increase (decrease) in shares outstanding	(70,763)	$6,622,062

Class B
Year ended November 30, 2009:
Shares sold	185,218	$2,815,855
Shares issued in reinvestment of distributions	1,118	15,157
Shares reacquired	(588,845)	(8,562,790)

Net increase (decrease) in shares outstanding before conversion	(402,509)	(5,731,778)
Shares reacquired upon conversion into Class A	(829,353)	(11,522,753)

Net increase (decrease) in shares outstanding	(1,231,862)	$(17,254,531)

Year ended November 30, 2008:
Shares sold	195,322	$3,540,577
Shares issued in reinvestment of distributions	519,739	10,254,021
Shares reacquired	(893,340)	(15,379,550)

Net increase (decrease) in shares outstanding before conversion	(178,279)	(1,584,952)
Shares reacquired upon conversion into Class A	(1,547,575)	(27,956,206)

Net increase (decrease) in shares outstanding	(1,725,854)	$(29,541,158)

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2009:
Shares sold	409,044	$6,457,801
Shares issued in reinvestment of distributions	1,575	21,361
Shares reacquired	(1,049,402)	(15,331,410)

Net increase (decrease) in shares outstanding	(638,783)	$(8,852,248)

Year ended November 30, 2008:
Shares sold	398,717	$7,477,276
Shares issued in reinvestment of distributions	470,283	9,272,709
Shares reacquired	(1,379,807)	(23,834,505)

Net increase (decrease) in shares outstanding	(510,807)	$(7,084,520)

Class L
Year ended November 30, 2009:
Shares sold	658	$11,507
Shares issued in reinvestment of distributions	449	6,615
Shares reacquired	(14,188)	(229,357)

Net increase (decrease) in shares outstanding	(13,081)	$(211,235)

Year ended November 30, 2008:
Shares sold	2,703	$54,320
Shares issued in reinvestment of distributions	8,371	179,443
Shares reacquired	(25,841)	(483,006)

Net increase (decrease) in shares outstanding	(14,767)	$(249,243)

Class M
Year ended November 30, 2009:
Shares sold	3,042	$46,257
Shares issued in reinvestment of distributions	61	837
Shares reacquired	(32,046)	(458,143)

Net increase (decrease) in shares outstanding before conversion	(28,943)	(411,049)
Shares reacquired upon conversion into Class A	(53,397)	(808,920)

Net increase (decrease) in shares outstanding	(82,340)	$(1,219,969)

Year ended November 30, 2008:
Shares sold	11,567	$217,065
Shares issued in reinvestment of distributions	23,143	456,587
Shares reacquired	(76,301)	(1,325,494)

Net increase (decrease) in shares outstanding before conversion	(41,591)	(651,842)
Shares reacquired upon conversion into Class A	(31,946)	(565,950)

Net increase (decrease) in shares outstanding	(73,537)	$(1,217,792)

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Class X	Shares	Amount
Year ended November 30, 2009:
Shares sold	5,515	$78,087
Shares issued in reinvestment of distributions	466	6,460
Shares reacquired	(14,515)	(210,143)

Net increase (decrease) in shares outstanding before conversion	(8,534)	(125,596)
Shares reacquired upon conversion into Class A	(4,524)	(68,866)

Net increase (decrease) in shares outstanding	(13,058)	$(194,462)

Year ended November 30, 2008:
Shares sold	5,049	$101,112
Shares issued in reinvestment of distributions	4,979	100,010
Shares reacquired	(10,934)	(187,963)

Net increase (decrease) in shares outstanding before conversion	(906)	13,159
Shares reacquired upon conversion into Class A	(3,114)	(53,216)

Net increase (decrease) in shares outstanding	(4,020)	$(40,057)

Class Z
Year ended November 30, 2009:
Shares sold	1,731,599	$29,801,533
Shares issued in reinvestment of distributions	175,076	2,671,663
Shares reacquired	(13,618,199)	(212,945,010)

Net increase (decrease) in shares outstanding	(11,711,524)	$(180,471,814)

Year ended November 30, 2008:
Shares sold	3,485,566	$71,723,054
Shares issued in reinvestment of distributions	1,263,417	28,092,578
Shares reacquired	(2,521,432)	(47,457,414)

Net increase (decrease) in shares outstanding	2,227,551	$52,358,218

Note 7. In-Kind Redemption

During the year ended November 30, 2009, shareholders redeemed fund shares in exchange for fund’s portfolio securities valued at $136,160,696. The Fund realized a loss of $30,330,675 related to the in-kind redemption transactions.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	35

Financial Highlights

Class A
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.65

Income (loss) from investment operations:
Net investment income (loss)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.35

Total from investment operations	4.28

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	—

Total dividends and distributions	(.14)

Net asset value, end of year	$18.79

Total Return(c):	29.48%
Ratios/Supplemental Data:
Net assets, end of year (000)	$283,916
Average net assets (000)	$256,120
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.30%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(.43)%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	40%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.
(e)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005(a)

$23.51	$20.70	$19.89	$17.77

.43	(.09)	(.12)	(.12)
(7.16)	3.19	2.44	4.87

(6.73)	3.10	2.32	4.75

—	—	— (b)	—
(2.13)	(.29)	(1.51)	(2.63)

(2.13)	(.29)	(1.51)	(2.63)

$14.65	$23.51	$20.70	$19.89

(31.51)%	15.07%	11.77%	28.97%

$236,932	$381,829	$322,359	$345,987
$337,875	$353,245	$326,042	$221,195

1.19%	1.17%	1.19%	1.17%
.91%	.92%	.94%	.92%
2.21%	(.42)%	(.57)%	(.63)%

90%	85%	103%	122%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	37

Financial Highlights

continued

Class B
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.32

Income (loss) from investment operations:
Net investment income (loss)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.96

Total from investment operations	3.80

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains	—

Total dividends and distributions	(.01)

Net asset value, end of year	$17.11

Total Return(c):	28.51%
Ratios/Supplemental Data:
Net assets, end of year (000)	$43,057
Average net assets (000)	$42,971
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.00%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(1.05)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005(a)

$21.70	$19.26	$18.75	$17.00

.20	(.24)	(.26)	(.25)
(6.45)	2.97	2.28	4.63

(6.25)	2.73	2.02	4.38

—	—	— (b)	—
(2.13)	(.29)	(1.51)	(2.63)

(2.13)	(.29)	(1.51)	(2.63)

$13.32	$21.70	$19.26	$18.75

(31.97)%	14.27%	10.93%	27.96%

$49,916	$118,790	$148,199	$215,540
$84,198	$131,106	$197,906	$194,088

1.91%	1.92%	1.94%	1.92%
.91%	.92%	.94%	.92%
1.14%	(1.16)%	(1.32)%	(1.40)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	39

Financial Highlights

continued

Class C
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.31

Income (loss) from investment operations:
Net investment income (loss)	(.17)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.97

Total from investment operations	3.80

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains	—

Total dividends and distributions	(.01)

Net asset value, end of year	$17.10

Total Return(c):	28.53%
Ratios/Supplemental Data:
Net assets, end of year (000)	$78,726
Average net assets (000)	$71,726
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.00%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(1.11)%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005(a)

$21.69	$19.26	$18.75	$17.00

.25	(.24)	(.26)	(.25)
(6.50)	2.96	2.28	4.63

(6.25)	2.72	2.02	4.38

—	—	— (b)	—
(2.13)	(.29)	(1.51)	(2.63)

(2.13)	(.29)	(1.51)	(2.63)

$13.31	$21.69	$19.26	$18.75

(31.99)%	14.22%	10.94%	27.96%

$69,772	$124,782	$122,682	$126,199
$103,596	$123,322	$126,473	$90,186

1.91%	1.92%	1.94%	1.92%
.91%	.92%	.94%	.92%
1.39%	(1.17)%	(1.32)%	(1.38)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	41

Financial Highlights

continued

Class L
Year Ended November 30, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$14.54

Income (loss) from investment operations:
Net investment income (loss)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31

Total from investment operations	4.21

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	—

Total dividends and distributions	(.09)

Net asset value, end of period	$18.66

Total Return(d):	29.16%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,084
Average net assets (000)	$1,057
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(.60)%

(a)	Inception date of Class L shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Does not include the expenses of the underlying fund in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class L
Year Ended November 30,			November 25, 2005(a) through November 30, 2005(b)
2008(b)	2007(b)	2006(b)

$23.39	$20.64	$19.90	$20.36

.36	(.14)	(.17)	(.01)
(7.08)	3.18	2.42	(.45)

(6.72)	3.04	2.25	(.46)

—	—	— (c)	—
(2.13)	(.29)	(1.51)	—

(2.13)	(.29)	(1.51)	—

$14.54	$23.39	$20.64	$19.90

(31.65)%	14.82%	11.52%	(2.26)%

$1,035	$2,010	$2,639	$3,022
$1,625	$2,182	$2,833	$3,061

1.41%	1.42%	1.44%	1.42	%(f)
.91%	.92%	.94%	.92	%(f)
1.87%	(.66)%	(.82)%	(3.36	)%(f)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	43

Financial Highlights

continued

Class M
Year Ended November 30, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.31

Income (loss) from investment operations:
Net investment income (loss)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.97

Total from investment operations	3.85

Less Dividends and Distributions:
Dividends from net investment income	(.01)
Distributions from net realized gains	—

Total dividends and distributions	(.01)

Capital contribution	— (d)

Net asset value, end of period	$17.15

Total Return(e):	28.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,472
Average net assets (000)	$1,900
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.78%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(.81)%

(a)	Inception date of Class M shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Less than $.005.
(e)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(f)	Does not include the expenses of the underlying fund in which the Fund invests.
(g)	Annualized.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class M
Year Ended November 30,			November 25, 2005(a) through November 30, 2005(b)
2008(b)	2007(b)	2006(b)

$21.69	$19.26	$18.75	$19.19

.20	(.24)	(.26)	(.01)
(6.45)	2.96	2.28	(.43)

(6.25)	2.72	2.02	(.44)

—	—	— (c)	—
(2.13)	(.29)	(1.51)	—

(2.13)	(.29)	(1.51)	—

—	—	—	—

$13.31	$21.69	$19.26	$18.75

(31.99)%	14.22%	10.93%	(2.29)%

$2,239	$5,244	$6,423	$8,775
$3,857	$5,866	$7,866	$8,856

1.91%	1.92%	1.94%	1.92	%(g)
.91%	.92%	.94%	.92	%(g)
1.12%	(1.17)%	(1.32)%	(3.88	)%(g)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	45

Financial Highlights

continued

Class X
Year Ended November 30, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.75

Income (loss) from investment operations:
Net investment income (loss)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.06

Total from investment operations	4.01

Less Dividends and Distributions:
Dividends from net investment income	(.15)
Distributions from net realized gains	—

Total dividends and distributions	(.15)

Capital contribution	.06

Net asset value, end of period	$17.67

Total Return(d):	29.91%
Ratios/Supplemental Data:
Net assets, end of period (000)	$539
Average net assets (000)	$562
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.25%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	(.31)%

(a)	Inception date of Class X shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Does not include the expenses of the underlying fund in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class X
Year Ended November 30,			November 25, 2005(a) through November 30, 2005(b)
2008(b)	2007(b)	2006(b)

$22.05	$19.38	$18.75	$19.19

.40	(.03)	(.10)	(.01)
(6.66)	2.99	2.24	(.43)

(6.26)	2.96	2.14	(.44)

—	—	— (c)	—
(2.13)	(.29)	(1.51)	—

(2.13)	(.29)	(1.51)	—

.09	—	—	—

$13.75	$22.05	$19.38	$18.75

(31.01)%	15.38%	11.58%	(2.29)%

$599	$1,050	$1,165	$1,432
$937	$1,054	$1,271	$1,448

1.14%	.92%	1.11%	1.92	%(f)
.91%	.92%	.94%	.92	%(f)
2.17%	(.17)%	(.52)%	(3.87	)%(f)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	47

Financial Highlights

continued

Class Z
Year Ended November 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.16

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.43

Total from investment operations	4.46

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Dividends from net realized gains	—

Total dividends and distributions	(.19)

Net asset value, end of year	$19.43

Total Return(c):	29.75%
Ratios/Supplemental Data:
Net assets, end of year (000)	$100,060
Average net assets (000)	$148,563
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.00%
Expenses, excluding distribution and service (12b-1) fees	1.00%
Net investment income (loss)	.18%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2008(a)	2007(a)	2006(a)	2005(a)

$24.18	$21.23	$20.32	$18.06

.53	(.04)	(.07)	(.06)
(7.42)	3.28	2.49	4.95

(6.89)	3.24	2.42	4.89

—	—	— (b)	—
(2.13)	(.29)	(1.51)	(2.63)

(2.13)	(.29)	(1.51)	(2.63)

$15.16	$24.18	$21.23	$20.32

(31.28)%	15.35%	12.07%	29.26%

$255,540	$353,873	$297,938	$257,206
$338,613	$322,406	$279,795	$147,905

.91%	.92%	.94%	.92%
.91%	.92%	.94%	.92%
2.63%	(.17)%	(.33)%	(.34)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

JennisonDryden Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Health Sciences Fund, a series of JennisonDryden Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2010

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (November 30, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that the Fund paid ordinary income dividends of $0.141 for Class A shares, $0.006 for Class B, C and M shares, $0.095 for Class L shares, $0.15, for Class X shares and $0.189 for Class Z shares.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 77.44% of the ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 77.80% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar 2009.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	51

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Director of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice, an interested Board Member who also serves as President.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Health Sciences Fund (the “Fund”)1 consists of 9 individuals, 8 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

1 Jennison Health Sciences Fund is a series of JennisonDryden Sector Funds, Inc.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it

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received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) was in the first quartile over the five-year period, in the second quartile over the three-year period, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed its benchmark index over the one-year period. The Board concluded that, in light of the Fund’s competitive long-term performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, while the Fund’s total expenses ranked in the first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the repuation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	22.27%	6.81%	11.24%	—
Class B	23.51	7.08	11.04	—
Class C	27.43	7.22	11.03	—
Class L	21.74	N/A	N/A	1.00% (11/25/05)
Class M	22.90	N/A	N/A	1.64 (11/25/05)
Class X	23.89	N/A	N/A	2.41 (11/25/05)
Class Z	29.75	8.30	12.16	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	29.39%	8.02%	11.87%	—
Class B	28.51	7.23	11.04	—
Class C	28.43	7.22	11.03	—
Class L	29.16	N/A	N/A	2.50% (11/25/05)
Class M	28.90	N/A	N/A	2.06 (11/25/05)
Class X	29.89	N/A	N/A	3.04 (11/25/05)
Class Z	29.75	8.30	12.16	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

Visit our website at www.jennisondryden.com

most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Gross operating expenses: Class A, 1.30%; Class B, 2.00%; Class C, 2.00%; Class L, 1.50%; Class M, 1.78%; Class X, 1.25%; Class Z, 1.00%. Net operating expenses: Class A, 1.30%; Class B, 2.00%; Class C, 2.00%; Class L, 1.50%; Class M, 1.78%; Class X, 1.25%; Class Z, 1.00%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1999) and the account values at the end of the current fiscal year (November 30, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P 1500 Index. The S&P Composite 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but are subject to a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

MF188E3    0170190-00001-00

NOVEMBER 30, 2009	ANNUAL REPORT

Jennison Utility Fund

On or about February 16, 2010, this Fund will be renamed the Prudential Jennison Utility Fund.

FUND TYPE

Sector stock

OBJECTIVE

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2010

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Jennison Utility Fund to Prudential Jennison Utility Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund, a series of JennisonDryden Sector Funds, Inc. is total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.62%; Class C, 1.62%; Class R, 1.37%; Class Z, 0.62%. Net operating expenses: Class A, 0.92%; Class B, 1.62%; Class C, 1.62%; Class R, 1.12%; Class Z, 0.62%, after contractual reduction through 3/31/2011 for Class R shares.

Cumulative Total Returns as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	18.13%	29.39%	82.76%	—
Class B	17.35	24.73	69.62	—
Class C	17.21	24.63	69.47	—
Class R	17.76	N/A	N/A	–16.87% (8/22/06)
Class Z	18.33	31.03	87.16	—
S&P 500 Utility TR Index[2]	3.80	30.43	54.14	**
S&P 500 Index[3]	25.38	3.58	–5.57	***
Lipper Utility Funds Avg.[4]	11.26	28.34	41.97	****

Average Annual Total Returns[5] as of 12/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	20.66%	5.06%	6.31%	—
Class B	21.73	5.33	6.11	—
Class C	25.73	5.47	6.11	—
Class R	27.30	N/A	N/A	–3.43% (8/22/06)
Class Z	27.91	6.51	7.16	—
S&P 500 Utility TR Index[2]	11.91	6.05	4.88	**
S&P 500 Index[3]	26.47	0.42	–0.95	***
Lipper Utility Funds Avg.[4]	16.43	5.43	3.38	****

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s 500 Utility Total Return Index (S&P 500 Utility TR Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/09 is –3.50% for Class R. S&P 500 Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/09 is 0.55% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/09 is –9.74% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/09 is –2.47% for Class R.

****Lipper Utility Funds Average Closest Month-End to Inception cumulative total return as of 11/30/09 is –3.55% for Class R. Lipper Utility Funds Average Closest Month-End to Inception average annual total return as of 12/31/09 is 0.29% for Class R.

Investors can not invest directly in an index. The returns for the S&P 500 Utility TR Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/09
NRG Energy, Inc., Independent Power Producers & Energy Traders	3.9%
Sempra Energy, Multi-Utilities	3.4
Constellation Energy Group, Inc., Independent Power Producers & Energy Traders	3.0
Crown Castle International Corp., Wireless Telecommunication Services	3.0
NII Holdings, Inc., Wireless Telecommunication Services	2.8

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/09
Electric Utilities	25.9%
Multi-Utilities	17.5
Oil, Gas & Consumable Fuels	11.4
Wireless Telecommunication Services	11.1
Independent Power Producers & Energy Traders	10.0

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Utility Fund’s Class A shares gained 18.13% for the 12-month reporting period ended November 30, 2009, significantly outperforming the 3.80% gain of the Standard & Poor’s 500 Utility Total Return Index (the Index) and the 11.26% gain of the Lipper Utility Funds Average.

How is the Fund managed?

A Jennison Associates team led by Portfolio Managers Shaun Hong and Bobby Edemeka manages the Fund using a relative value strategy that employs bottom-up stock selection. Jennison’s proprietary fundamental research drives this process and is critical to successful stock selection. Under the relative value approach, the Jennison team seeks to identify and invest primarily in utility stocks that are likely to benefit from reversion to the industry’s mean or long-run average of returns and growth rates. The Jennison team tries to accurately assess prospects of companies and identify those instances where the market is incorrectly anticipating subnormal returns and growth rates. It then tries to identify changes in fundamentals that may lead these measures to be revised higher by the market.

What was the market environment like for stocks during the period?

A severe credit crisis that began in the United States during 2007 escalated in September 2008 with an extraordinary series of events such as the U.S. government’s takeover of the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corp. (Freddie Mac), and American International Group Inc. (AIG) as well as the failure of Lehman Brothers Holdings. When the reporting period began on December 1, 2008, the financial markets and broader economy were still in turmoil.

The credit crunch prompted unprecedented coordination between the U.S. Department of the Treasury and the Federal Reserve to resuscitate credit markets and stabilize the financial system. Inflation concerns abated as declining demand for goods and services in the United States and the weakening global economy hit commodities prices. The ongoing correction in the housing market, debt deflation, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital-expenditure cuts.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy and place his stamp on public policy. The Treasury Department introduced broad new credit-stimulus programs concurrent with initiatives to peel away layers of distressed bank loans, while simultaneously laying the groundwork for regulatory

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	5

Strategy and Performance Overview (continued)

overhaul. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail. An $800 billion fiscal stimulus package was enacted.

The U.S. equity market rebounded sharply and conditions in the credit markets improved as the economy began to stabilize in the spring of 2009 and economic growth resumed in the July-September period. A combination of low home prices due to rising foreclosures, low interest rates, increased availability of mortgage credit, and a tax credit for first-time home buyers stimulated housing activity. Household spending showed signs of stabilizing, although it remained constrained by ongoing job losses, sluggish income growth, lower housing wealth, and tight credit. The decline in same-store sales gains moderated, reflecting a less competitive environment created by several closures/bankruptcies and reduced markdown activity. Businesses continued to rein in labor costs, fueling large monthly job losses and an unemployment rate in the United States that briefly climbed to 10.2% in October 2009, its highest level in 26 years.

On November 26, 2009, the government of Dubai asked for a six-month stay on its schedule of debt repayments (Dubai World, the emirate’s corporate arm, has about $59 billion in liabilities). The news led to widespread concerns that other nations and institutions may have substantial hidden debts and that European and American banks may have significant exposures to these debts.

What were the primary reasons the Fund outperformed the Index?

The Index is composed solely of stocks in the utility sector, which posted a smaller gain for the reporting period than the utility-related sectors that the Fund invests in, including the energy, telecommunications services, and industrials sectors. Favorable security selection in the utilities sector helped the Fund significantly outperform the Index for the reporting period, but its relative performance benefited even more from its sizeable exposure to the other three sectors.

Which holdings made the largest positive contributions to the Fund’s return?

Three of the biggest contributors to performance came from the telecommunications services sector. Crown Castle International and American Tower Corp., both of which lease wireless communications towers to wireless service providers, made the largest individual contributions to the Fund’s return. Anticipated growth in demand during 2010, driven by 3G and 4G network development activity among the key wireless service providers, caused shares of both firms to appreciate in value. Jennison continues to view the tower companies favorably for their ability to generate free cash flow and their prospects for favorable earnings over the next few years. Jennison

6	Visit our website at www.jennisondryden.com

believes the wireless tower industry remains a strong business model with solid growth and defensive characteristics.

Shares of NII Holdings, the third key contributor from the telecommunications services sector, appreciated sharply during the reporting period as the digital wireless communications provider recovered from concerns about the impact of foreign exchange rates on its financial results. NII consistently delivered solid financial results despite pressures from the economy and significant headwinds in Mexico, such as the swine flu outbreak. This weakness was offset by strong growth in Brazil. Upcoming spectrum auctions in Mexico and Brazil, which would allow NII to build out a 3G network, could provide an additional boost for its shares. Jennison expects NII to continue to grow at a faster rate than other wireless providers.

Independent power producers also had a positive impact on performance. Brazilian energy generation company MPX Energia S/A benefited from obtaining an installation license from the INEA (Rio de Janeiro environmental authority) to build a thermal power plant in Porto du Acu. Jennison believes MPX has the ability to become one of the top generation companies in the country over the next several years, and the rising demand for energy in Brazil bodes well for its financial outlook. Jennison also believes the new thermal power plant is an important step in the execution of the company’s growth strategy.

AES Corp., a global power generation company, also performed well after management projected earnings growth through 2011 at a recent meeting held for analysts. Jennison likes AES’ ability to generate free cash flow and its presence in emerging markets. However, after its share price appreciated sharply, Jennison viewed the stock as fully valued and sold it at a profit.

Which holdings detracted most from the Fund’s return?

One of the Fund’s positions that subtracted most from its return was Allegheny Energy, an integrated energy business that operates electric generation facilities and delivers electric services to customers in Maryland, Pennsylvania, Virginia, and West Virginia. Weak commodity prices and significant cost pressure created a weak 2009 earnings outlook for the company. However, Jennison expects market-based pricing in Pennsylvania and investment in improving transmission should drive longer-term growth.

FirstEnergy is an electric utility providing service to customers in New Jersey, Ohio, and Pennsylvania. Its shares decreased in value due to uncertainty surrounding the company’s Electric Security Plan that was under review by The Public Utilities

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	7

Strategy and Performance Overview (continued)

Commission of Ohio, a reduced pricing outlook in Pennsylvania through 2011, and higher pension costs due to market depreciation. Jennison sold the Fund’s FirstEnergy shares at a loss.

Another key detractor from the Fund’s return was MetroPCS Communications, a provider of wireless telecom services that offers unlimited calling plans without contractual obligation. Many consumers view this option as an attractive alternative to higher priced national plans. Shares declined due to concern about the competitive landscape as several companies launched similar plans. Although Jennison acknowledges the negative impact that increased competition has on company growth, the industry is also affected by seasonal factors, and Jennison believes MetroPCS shares were oversold on recently announced financial results. Jennison expects positive developments to occur that will move MetroPCS shares higher in the near to intermediate term. Therefore, the Fund is holding on to its position on the view that the company is currently undervalued.

8	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/09.

3.9%	NRG Energy, Inc., Independent Power Producers and Energy Traders

NRG is a wholesale power generation company. With global warming concerns improving the outlook for nuclear units because they produce fewer emissions of carbon dioxide and other greenhouse gases, the federal government has initiated policies to help capable companies finance new plants. NRG recently filed an application to build a nuclear reactor in the United States in response to an expected increase in demand for electricity generated by nuclear power plants. Jennison believes that NRG is well valued and should benefit as growth in demand catches up to supply.

3.4%	Sempra Energy, Multi-Utilities

Sempra is an energy services holding company that develops energy infrastructure, operates utilities, and provides related products and services. Jennison believes the completion of Sempra’s Sunrise Powerlink transmission line project, which was recently approved by the California Public Utility commission, should make a significant contribution to Sempra’s earnings. It should also help the company meet California’s renewable portfolio standards, which require electric companies to generate 20% of retail sales from renewable energy sources.

3.0%	Constellation Energy Group, Inc., Independent Power Producers and Energy Traders

Constellation is engaged in the regulated distribution and transmission of electricity and the distribution of natural gas in Baltimore, Maryland and in 10 counties located in central Maryland. Constellation is also engaged in non-regulated merchant energy businesses including wholesale power generation, retail and wholesale power supply, energy trading, and operations and maintenance consulting services. Jennison believes the company is currently undervalued because its balance sheet is in good shape and its ability to generate free cash flow continues to improve.

3.0%	Crown Castle International Corp., Wireless Telecommunication Services

See comments on top contributors to performance.

2.8%	NII Holdings, Inc., Wireless Telecommunication Services

See comments on top contributors to performance.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2009, at the beginning of the period, and held through the six-month period ended November 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

10	Visit our website at www.jennisondryden.com

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility Fund		Beginning Account Value June 1, 2009	Ending Account Value November 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,159.50	0.88%	$4.76
	Hypothetical	$1,000.00	$1,020.66	0.88%	$4.46

Class B	Actual	$1,000.00	$1,156.20	1.58%	$8.54
	Hypothetical	$1,000.00	$1,017.15	1.58%	$7.99

Class C	Actual	$1,000.00	$1,154.80	1.58%	$8.53
	Hypothetical	$1,000.00	$1,017.15	1.58%	$7.99

Class R	Actual	$1,000.00	$1,158.70	1.08%	$5.84
	Hypothetical	$1,000.00	$1,019.65	1.08%	$5.47

Class Z	Actual	$1,000.00	$1,161.20	0.58%	$3.14
	Hypothetical	$1,000.00	$1,022.16	0.58%	$2.94

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%
COMMON STOCKS 96.4%

Commercial Services & Supplies 1.7%
3,039,500	EnergySolutions, Inc.	$26,078,910
1,332,777	IESI-BFC Ltd.(a)	18,872,122

		44,951,032

Construction & Engineering 1.0%
1,578,900	Chicago Bridge & Iron Co. NV(a)	27,772,851

Diversified Telecommunication Services 5.7%
3,823,800	Alaska Communications Systems Group, Inc.(a)	27,951,978
3,122,097	Chunghwa Telecom Co. Ltd. (Taiwan), ADR(a)	55,542,106
1,667,700	Consolidated Communications Holdings, Inc.	25,349,040
1,871,700	Koninklijke KPN NV (Netherlands)	33,183,005
1,706,000	Maxcom Telecomunicaciones SAB de CV (Mexico), ADR(b)	7,967,020

		149,993,149

Electric Utilities 23.5%
1,628,300	Allegheny Energy, Inc.(a)	35,790,034
1,214,200	American Electric Power Co., Inc.	39,085,098
559,100	Cez As (Czech Republic)	27,959,496
1,880,250	Cia Energetica de Minas Gerais (Brazil), ADR	33,806,895
2,026,200	Cleco Corp.	51,708,624
725,300	CPFL Energia SA (Brazil), 144A(c)	13,262,392
679,500	CPFL Energia SA (Brazil)	12,424,922
1,009,000	Edison International	34,356,450
328,800	EDP - Energias do Brasil SA (Brazil), 144A	5,806,209
813,029	Entergy Corp.	63,944,731
275,600	Exelon Corp.	13,278,408
517,800	FPL Group, Inc.	26,910,066
2,379,589	Great Plains Energy, Inc.	42,356,684
3,649,936	Iberdrola SA (Spain)	34,677,039
2,957,600	NV Energy, Inc.	34,426,464
1,439,600	Pepco Holdings, Inc.	23,465,480
1,264,400	Portland General Electric Co.	24,794,884
1,309,800	PPL Corp.	39,975,096
983,000	Progress Energy, Inc.	38,425,470
839,400	Southern Co.(a)	26,936,346

		623,390,788

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment 0.3%
128,100	A123 Systems, Inc.(a)(b)	$2,068,815
50,900	First Solar, Inc.(a)(b)	6,062,699

		8,131,514

Gas Utilities 7.1%
1,601,712	Enagas (Spain)	34,685,658
826,960	Energen Corp.	35,972,760
1,012,300	EQT Corp.	41,656,145
1,418,292	Oneok, Inc.(a)	56,760,046
515,300	Questar Corp.	20,441,951

		189,516,560

Independent Power Producers & Energy Traders 10.0%
975,536	AES Corp. (The)(a)(b)	12,428,328
2,538,735	Constellation Energy Group, Inc.	80,782,548
2,300,000	MPX Energia SA (Brazil), 144A(c)	30,120,763
4,376,200	NRG Energy, Inc.(a)(b)	104,766,228
1,731,100	Transalta Corp. (Canada)	36,216,305

		264,314,172

Media 1.6%
1,033,478	Time Warner Cable, Inc.(a)	43,292,394

Multi-Utilities 17.5%
525,600	Ameren Corp.(a)	13,660,344
3,877,100	CenterPoint Energy, Inc.	51,449,117
6,626,700	Centrica PLC (United Kingdom)	27,783,062
4,226,000	CMS Energy Corp.(a)	60,178,240
603,700	Dominion Resources, Inc.	21,962,606
4,189,300	NiSource, Inc.(a)	59,697,525
1,267,600	PG&E Corp.	53,670,184
1,363,100	Public Service Enterprise Group, Inc.	42,746,816
1,707,600	Sempra Energy	90,741,864
938,500	TECO Energy, Inc.	13,842,875
1,338,800	Xcel Energy, Inc.	27,204,416

		462,937,049

Oil, Gas & Consumable Fuels 11.4%
203,700	Apache Corp.	19,408,536
583,400	Cloud Peak Energy, Inc.(a)(b)	7,875,900

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
1,874,953	Copano Energy LLC(a)	$37,874,051
421,000	Copano Energy LLC - D Units, Private Placement (original cost $11,051,250; purchased 3/14/08)(c)(d)	8,177,639
466,100	Crescent Point Energy Corp. (Canada)	17,457,772
308,500	Crescent Point Energy Corp. (Canada), 144A	11,554,865
1,791,200	Energy Transfer Equity LP(a)	52,840,400
3,749,970	OPTI Canada, Inc. (Canada)(b)	7,354,972
921,800	Petrohawk Energy Corp.(b)	20,593,012
1,354,849	Regency Energy Partners LP(a)	27,002,141
2,345,594	Trident Resources Corp. (Canada), Private Placement (original cost $34,626,921; purchased 12/4/03 - 3/9/06)(b)(c)(d)(e)	—
306,100	Whiting Petroleum Corp.(b)	19,054,725
1,030,800	Williams Cos., Inc.	20,502,612
1,060,019	Williams Partners LP(a)	29,839,535
526,700	XTO Energy, Inc.(a)	22,353,148

		301,889,308

Real Estate Investment Trust (REIT) 0.6%
345,100	Digital Realty Trust, Inc.(a)	16,792,566

Road & Rail 1.0%
421,000	Union Pacific Corp.	26,632,460

Transportation Infrastructure 3.1%
750,500	Aegean Marine Petroleum Network, Inc.(a)	20,173,440
736,500	Atlantia SpA (Italy)	19,041,331
705,800	Cia de Concessoes Rodoviarias (Brazil)(c)	15,217,619
1,250,000	Cia de Concessoes Rodoviarias (Brazil), 144A	26,951,011

		81,383,401

Water Utilities 0.8%
1,012,100	American Water Works Co., Inc.	22,509,104

Wireless Telecommunication Services 11.1%
1,581,600	American Tower Corp. (Class A Stock)(b)	64,719,072
2,191,501	Crown Castle International Corp.(a)(b)	80,406,172
1,202,948	Leap Wireless International, Inc.(a)(b)	17,358,539
4,016,920	MetroPCS Communications, Inc.(a)(b)	25,306,596
2,484,000	NII Holdings, Inc.(a)(b)	74,023,200

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
1,101,748	VIVO Participacoes SA (Brazil), ADR(a)	$33,603,314

		295,416,893

	Total common stocks (cost $2,472,302,191)	2,558,923,241

PREFERRED STOCKS 2.4%

Electric Utilities 2.4%
30,435	China Hydroelectric Corp., 144A, Private Placement (original cost $30,000,000; purchased 1/24/08)(b)(c)(d)	31,989,832
16,000	China Hydroelectric Corp., Series B, Private Placement (original cost $16,000,000; purchased 7/24/08)(b)(c)(d)	16,817,392
226,100	Great Plains Energy, Inc.	14,183,253

		62,990,477

Oil, Gas & Consumable Fuels
160,000	Trident Resources Corp. (Canada), Series B, Private Placement (original cost $10,000,000; purchased 7/7/06)(b)(c)(d)(e)	—

	Total preferred stocks (cost $67,305,000)	62,990,477

Principal Amount (000)
CORPORATE BOND

Oil, Gas & Consumable Fuels
CAD 10,886	Trident Resources Corp. (Canada), Sub. Unsec’d. Note, Private Placement, due 8/12/12 (cost $10,226,895; purchased 8/20/07 - 8/31/09)(b)(c)(d)(e)	—

Units
WARRANTS

Oil, Gas & Consumable Fuels
732,600	Rentech, Inc., Private Placement, expiring 4/20/12 (original cost $0; purchased 4/23/07)(b)(c)(d)	172,029

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Units	Description	Value (Note 1)

WARRANTS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
879,216	Trident Resources Corp. (Canada), Private Placement, expiring 1/1/15 (original cost $0; purchased 8/20/07)(b)(c)(d)(e)	$—

		172,029

	Total warrants (cost $0)	172,029

	Total long-term investments (cost $2,549,834,086)	2,622,085,747

Shares
SHORT-TERM INVESTMENT 15.5%

Affiliated Money Market Mutual Fund
410,567,315	Dryden Core Investment Fund - Taxable Money Market Series (cost $410,567,315; includes $382,399,028 of cash collateral received for securities on loan)(f)(g)	410,567,315

	Total Investments(h) 114.3% (cost $2,960,401,401; Note 5)	3,032,653,062
	Liabilities in excess of other assets (14.3%)	(379,629,678)

	Net Assets 100.0%	$2,653,023,384

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

CAD—Canadian Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $370,669,197; cash collateral of $382,399,028 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Indicates a security that has been deemed illiquid.
(d)	Indicates a restricted security, the aggregate cost of such securities is $111,905,066. The aggregate value of $57,156,892 is approximately 2.2% of net assets.
(e)	The issuer has filed for bankruptcy and has defaulted in the payment of interest on debt security. The security has been fair valued at zero.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(h)	As of November 30, 2009, 14 securities representing $234,486,483 and 8.8% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,373,416,011	$177,329,591	$8,177,639
Preferred Stocks	14,183,253	—	48,807,224
Corporate Bond	—	—	—	(a)
Warrants	—	—	172,029
Affiliated Money Market Mutual Fund	410,567,315	—	—

	2,798,166,579	177,329,591	57,156,892
Other Financial Instruments*	—	—	—

Total	$2,798,166,579	$177,329,591	$57,156,892

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Preferred Stocks	Corporate Bond		Warrants
Balance as of 11/30/08	$22,999,965	$48,435,000	$3,842,134		$111,841
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)	(14,822,326)	372,224	(4,327,622)		60,188
Earned amortization/accretion	—	—	6,183		—
Net purchases (sales)	—	—	479,305		—
Transfers in and/or out of Level 3	—	—	—		—

Balance as of 11/30/09	$8,177,639	$48,807,224	$—	(a)	$172,029

(a)	As of November 30, 2009, the Fund held one corporate bond in the portfolio, which is fair valued at zero.
*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2009 was as follows:

Electric Utilities	25.9%
Multi-Utilities	17.5
Affiliated Money Market Mutual Fund (including 14.4% of collateral received for securities on loan)	15.5
Oil, Gas & Consumable Fuels	11.4
Wireless Telecommunication Services	11.1
Independent Power Producers & Energy Traders	10.0
Gas Utilities	7.1
Diversified Telecommunication Services	5.7
Transportation Infrastructures	3.1
Commercial Services & Supplies	1.7
Media	1.6
Construction & Engineering	1.0
Road & Rail	1.0
Water Utilities	0.8
Real Estate Investment Trust (REIT)	0.6
Electrical Equipments	0.3

114.3
Liabilities in excess of other assets	(14.3)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$172,029	—	—

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	19

Portfolio of Investments

as of November 30, 2009 continued

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options	Written Options	Total
Equity contracts	$(16,116,636)	$(4,240,040)	$(20,356,676)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Warrants
Equity contracts			$60,188

For the year ended November 30, 2009, the average cost for purchased options was $3,436,596 and the average premium received for written options was $2,559,742.

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Financial Statements

NOVEMBER 30, 2009	ANNUAL REPORT

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Statement of Assets and Liabilities

as of November 30, 2009

Assets
Investments at value, including securities on loan of $370,669,197:
Unaffiliated Investments (cost $2,549,834,086)	$2,622,085,747
Affiliated Investments (cost $410,567,315)	410,567,315
Foreign currency, at value (cost $36)	36
Dividends and interest receivable	6,325,058
Receivable for investments sold	4,486,614
Foreign tax reclaim receivable	1,718,999
Receivable for Fund shares sold	526,263
Prepaid expenses	46,180

Total assets	3,045,756,212

Liabilities
Payable to broker for collateral for securities on loan	382,399,028
Payable for Fund shares reacquired	3,839,558
Payable for investments purchased	3,834,004
Management fee payable	950,500
Distribution fee payable	747,845
Accrued expenses	656,166
Affiliated transfer agent fee payable	251,308
Payable to custodian	33,629
Deferred directors’ fees	20,790

Total liabilities	392,732,828

Net Assets	$2,653,023,384

Net assets were comprised of:
Common stock, at par	$3,082,430
Paid-in capital in excess of par	3,116,642,116

3,119,724,546
Undistributed net investment income	33,261,455
Accumulated net realized loss on investment and foreign currency transactions	(572,246,494)
Net unrealized appreciation on investments and foreign currencies	72,283,877

Net assets, November 30, 2009	$2,653,023,384

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,357,070,054 ÷ 273,800,544 shares of common stock issued and outstanding)	$8.61
Maximum sales charge (5.50% of offering price)	.50

Maximum offering price to public	$9.11

Class B
Net asset value, offering price and redemption price per share ($109,597,231 ÷ 12,764,613 shares of common stock issued and outstanding)	$8.59

Class C
Net asset value, offering price and redemption price per share ($100,876,770 ÷ 11,752,830 shares of common stock issued and outstanding)	$8.58

Class R
Net asset value, offering price and redemption price per share ($3,223,434 ÷ 374,675 shares of common stock issued and outstanding)	$8.60

Class Z
Net asset value, offering price and redemption price per share ($82,255,895 ÷ 9,550,300 shares of common stock issued and outstanding)	$8.61

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	23

Statement of Operations

Year Ended November 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,539,193)	$104,930,411
Interest	5,798,152
Affiliated income from securities loaned, net	1,497,782
Affiliated dividend income	709,756

Total income	112,936,101

Expenses
Management fee	11,023,280
Distribution fee—Class A	6,533,571
Distribution fee—Class B	1,089,266
Distribution fee—Class C	984,918
Distribution fee—Class R	14,341
Transfer agent’s fee and expenses (including affiliated expense of $1,788,900)	3,329,000
Custodian’s fees and expenses	360,000
Reports to shareholders	210,000
Directors’ fees	111,000
Insurance	99,000
Registration fees	67,000
Legal fees and expenses	66,000
Audit fee	21,000
Miscellaneous	51,279

Total expenses	23,959,655

Net investment income	88,976,446

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(323,603,925)
Foreign currency transactions	(1,176,457)
Written option transactions	(4,240,040)

(329,020,422)

Net change in unrealized appreciation (depreciation) on:
Investments	645,849,189
Foreign currencies	144,377

645,993,566

Net gain on investment and foreign currency transactions	316,973,144

Net Increase In Net Assets Resulting From Operations	$405,949,590

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$88,976,446	$67,604,965
Net realized loss on investment and foreign currency transactions	(329,020,422)	(263,848,890)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	645,993,566	(2,220,785,007)

Net increase (decrease) in net assets resulting from operations	405,949,590	(2,417,028,932)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(58,965,822)	(54,821,601)
Class B	(2,171,510)	(1,447,303)
Class C	(1,995,777)	(1,175,398)
Class R	(69,651)	(40,207)
Class Z	(2,527,314)	(2,809,030)

	(65,730,074)	(60,293,539)

Distributions from net realized gains
Class A	—	(738,174,391)
Class B	—	(53,543,004)
Class C	—	(35,818,418)
Class R	—	(437,471)
Class Z	—	(27,553,742)

	—	(855,527,026)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	99,669,407	404,933,627
Net asset value of shares issued in reinvestment of dividends and distributions	59,276,749	838,191,679
Cost of shares reacquired	(454,761,742)	(824,285,996)

Net increase (decrease) in net assets from Fund share transactions	(295,815,586)	418,839,310

Total increase (decrease)	44,403,930	(2,914,010,187)

Net Assets
Beginning of year	2,608,619,454	5,522,629,641

End of year(a)	$2,653,023,384	$2,608,619,454

(a) Includes undistributed net investment income of:	$33,261,455	$16,468,399

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

JennisonDryden Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company presently consists of three portfolios: Dryden Financial Services Fund, Jennison Health Sciences Fund and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close

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of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similiar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

continued

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal

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reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded options and guarantees the options contracts against default.

Warrants: The Fund may hold warrants acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised or sold. Warrants are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	29

Notes to Financial Statements

continued

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .45 of 1% for the year ended November 30, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such expenses to .50 of 1% of the average daily net assets of Class R shares through March 31, 2011.

PIMS has advised the Fund that it received $697,795 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2009. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	31

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended November 30, 2009, it received $3,479, $279,395 and $23,385 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended November 30, 2009.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2009, the Fund incurred approximately $786,900 in total networking fees, of which approximately $3,300 and $280,800 was paid to Wells Fargo and First Clearing, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

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For the year ended November 30, 2009, Wells Fargo earned approximately $2,900 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2009, PIM has been compensated approximately $624,300 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio is disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2009, were $1,103,095,314 and $1,344,041,323, respectively.

Transactions in options written during the year ended November 30, 2009, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2008	—	$—
Options written	10,890	15,341,962
Options closed	(5,957)	(8,156,561)
Options expired	(4,933)	(7,185,401)

Options outstanding at November 30, 2009	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investment and foreign currency transactions. For the year ended November 30, 2009, the adjustments were to decrease accumulated net realized loss on investment and foreign currency

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	33

Notes to Financial Statements

continued

transactions by $15,155,005, decrease undistributed net investment income by $6,453,316 and decrease paid in capital in excess of par by $8,701,689. These adjustments are due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in partnerships and other tax adjustments. Net investment income, net realized gain (loss) and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$2,939,562,464	$437,338,364	$(344,247,766)	$93,090,598	$32,216	$93,122,814

The difference between book basis and tax basis is primarily attributable to wash sales and investment in partnerships. The adjusted net unrealized depreciation on tax basis includes other tax basis adjustments that are primarily attributed to appreciation (depreciation) of foreign currency, receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2009 of approximately $556,653,000 of which $198,115,000 expires in 2016 and $358,538,000 expires in 2017. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

The Fund has elected to treat post-October capital losses of approximately $13,603,000 incurred in the month ended November 30, 2009 as having been incurred in the next fiscal year (November 30, 2010).

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $65,730,074 of ordinary income for the year ended November 30, 2009. For the year ended November 30, 2008, the Fund paid $186,110,210 of ordinary income and $729,710,355 of long-term capital gains.

As of November 30, 2009, the accumulated undistributed earnings on a tax basis consisted of $10,452,598 of ordinary income. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock, 25 million shares of Class R common stock and 25 million shares of Class Z common stock.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	35

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2009:
Shares sold	7,675,948	$57,716,711
Shares issued in reinvestment of dividends and distributions	7,178,392	53,572,334
Shares reacquired	(47,037,566)	(349,634,587)

Net increase (decrease) in shares outstanding before conversion	(32,183,226)	(238,345,542)
Shares issued upon conversion from Class B	3,118,148	22,840,652

Net increase (decrease) in shares outstanding	(29,065,078)	$(215,504,890)

Year ended November 30, 2008:
Shares sold	18,223,117	$229,600,457
Shares issued in reinvestment of dividends and distributions	52,430,931	734,515,009
Shares reacquired	(56,128,741)	(650,509,480)

Net increase (decrease) in shares outstanding before conversion	14,525,307	313,605,986
Shares issued upon conversion from Class B	5,978,442	80,474,036

Net increase (decrease) in shares outstanding	20,503,749	$394,080,022

Class B
Year ended November 30, 2009:
Shares sold	1,406,926	$10,440,604
Shares issued in reinvestment of dividends and distributions	257,513	1,913,296
Shares reacquired	(3,114,028)	(23,037,838)

Net increase (decrease) in shares outstanding before conversion	(1,449,589)	(10,683,938)
Shares reacquired upon conversion into Class A	(3,123,961)	(22,840,652)

Net increase (decrease) in shares outstanding	(4,573,550)	$(33,524,590)

Year ended November 30, 2008:
Shares sold	2,829,863	$35,816,947
Shares issued in reinvestment of dividends and distributions	3,549,953	49,870,575
Shares reacquired	(4,631,916)	(52,967,175)

Net increase (decrease) in shares outstanding before conversion	1,747,900	32,720,347
Shares reacquired upon conversion into Class A	(5,993,987)	(80,474,036)

Net increase (decrease) in shares outstanding	(4,246,087)	$(47,753,689)

Class C
Year ended November 30, 2009:
Shares sold	1,390,323	$10,599,191
Shares issued in reinvestment of dividends and distributions	195,932	1,457,856
Shares reacquired	(4,551,190)	(33,846,990)

Net increase (decrease) in shares outstanding	(2,964,935)	$(21,789,943)

Year ended November 30, 2008:
Shares sold	4,580,110	$59,438,478
Shares issued in reinvestment of dividends and distributions	1,879,819	26,369,520
Shares reacquired	(5,305,317)	(58,796,307)

Net increase (decrease) in shares outstanding	1,154,612	$27,011,691

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Class R	Shares	Amount
Year ended November 30, 2009:
Shares sold	209,086	$1,606,199
Shares issued in reinvestment of dividends and distributions	9,298	69,651
Shares reacquired	(190,442)	(1,463,352)

Net increase (decrease) in shares outstanding	27,942	$212,498

Year ended November 30, 2008:
Shares sold	365,838	$4,601,716
Shares issued in reinvestment of dividends and distributions	34,192	477,248
Shares reacquired	(211,098)	(2,484,980)

Net increase (decrease) in shares outstanding	188,932	$2,593,984

Class Z
Year ended November 30, 2009:
Shares sold	2,532,707	$19,306,702
Shares issued in reinvestment of dividends and distributions	304,445	2,263,612
Shares reacquired	(6,320,253)	(46,778,975)

Net increase (decrease) in shares outstanding	(3,483,101)	$(25,208,661)

Year ended November 30, 2008:
Shares sold	6,059,462	$75,476,029
Shares issued in reinvestment of dividends and distributions	1,929,897	26,959,327
Shares reacquired	(5,371,893)	(59,528,054)

Net increase (decrease) in shares outstanding	2,617,466	$42,907,302

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through January 25, 2010, the date the financial statements were issued, and has determined that except for the following, there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 16, 2009, the Fund declared an ordinary income dividend of $0.035302 per Class A share, $0.017490 per Class B and Class C share, $0.030208 per Class R share and $0.042961 per Class Z share. The dividend paid to shareholders of record on December 17, 2009. The ex-dividend date was December 18, 2009.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	37

Financial Highlights

Class A
Year Ended November 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.49

Income (loss) from investment operations:
Net investment income	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04

Total from investment operations	1.32

Less Dividends and Distributions:
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total dividends and distributions	(.20)

Net asset value, end of year	$8.61

Total Return(b):	18.13%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,357
Average net assets (000,000)	$2,178
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.92%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.64%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	46%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2008		2007		2006		2005

$16.84		$17.31		$14.70		$11.47

.19		.32		.39		.23
(6.75)		2.77		3.58		3.21

(6.56)		3.09		3.97		3.44

(.18)		(.32)		(.39)		(.21)
(2.61)		(3.24)		(.97)		—

(2.79)		(3.56)		(1.36)		(.21)

$7.49		$16.84		$17.31		$14.70

(46.58)%		22.21%		28.86%		30.20%

$2,269		$4,754		$4,138		$3,335
$3,920		$4,441		$3,686		$2,997

.81	%(d)	.75	%(d)	.77	%(d)	.80	%(d)
.53%		.50%		.52%		.55%
1.55%		2.02%		2.54%		1.79%

38%		50%		56%		40%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	39

Financial Highlights

continued

Class B
Year Ended November 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.47

Income (loss) from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04

Total from investment operations	1.27

Less Dividends and Distributions:
Dividends from net investment income	(.15)
Distributions from net realized gains	—

Total dividends and distributions	(.15)

Net asset value, end of year	$8.59

Total Return(b):	17.35%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$110
Average net assets (000,000)	$109
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.62%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.03%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2008	2007	2006	2005

$16.80	$17.28	$14.67	$11.45

.10	.20	.27	.14
(6.75)	2.77	3.59	3.19

(6.65)	2.97	3.86	3.33

(.07)	(.21)	(.28)	(.11)
(2.61)	(3.24)	(.97)	—

(2.68)	(3.45)	(1.25)	(.11)

$7.47	$16.80	$17.28	$14.67

(46.99)%	21.22%	27.95%	29.20%

$130	$363	$340	$309
$264	$351	$310	$307

1.53%	1.50%	1.52%	1.55%
.53%	.50%	.52%	.55%
.82%	1.26%	1.78%	1.05%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	41

Financial Highlights

continued

Class C
Year Ended November 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.47

Income (loss) from investment operations:
Net investment income	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04

Total from investment operations	1.26

Less Dividends and Distributions:
Dividends from net investment income	(.15)
Distributions from net realized gains	—

Total dividends and distributions	(.15)

Net asset value, end of year	$8.58

Total Return(b):	17.21%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$101
Average net assets (000,000)	$98
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.62%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	2.98%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2008	2007	2006	2005

$16.78	$17.27	$14.67	$11.45

.10	.20	.28	.14
(6.73)	2.76	3.57	3.19

(6.63)	2.96	3.85	3.33

(.07)	(.21)	(.28)	(.11)
(2.61)	(3.24)	(.97)	—

(2.68)	(3.45)	(1.25)	(.11)

$7.47	$16.78	$17.27	$14.67

(46.92)%	21.24%	27.88%	29.20%

$110	$228	$166	$86
$198	$195	$116	$57

1.53%	1.50%	1.52%	1.55%
.53%	.50%	.52%	.55%
.83%	1.28%	1.80%	1.07%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	43

Financial Highlights

continued

Class R

Year Ended November 30, 2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$7.49

Income (loss) from investment operations:
Net investment income	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04

Total from investment operations	1.30

Less Dividends and Distributions:
Dividends from net investment income	(.19)
Distributions from net realized gains	—

Total dividends and distributions	(.19)

Net asset value, end of period	$8.60

Total Return(c):	17.76%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,223
Average net assets (000)	$2,868
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.12%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.37%

(a)	Inception date.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Through March 31, 2011, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class R
Year Ended November 30,		August 22, 2006(a) through November 30, 2006
2008	2007

$16.83	$17.38	$16.06

.16	.26	.09
(6.74)	2.73	1.35

(6.58)	2.99	1.44

(.15)	(.30)	(.12)
(2.61)	(3.24)	—

(2.76)	(3.54)	(.12)

$7.49	$16.83	$17.38

(46.66)%	21.36%	9.00%

$2,596	$2,655	$7
$3,377	$1,121	$1

1.03%	1.00%	1.02	%(e)
.53%	.50%	.52	%(e)
1.37%	1.59%	1.84	%(e)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	45

Financial Highlights

continued

Class Z
Year Ended November 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$7.50

Income (loss) from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04

Total from investment operations	1.34

Less Dividends and Distributions:
Dividends from net investment income	(.23)
Distributions from net realized gains	—

Total dividends and distributions	(.23)

Net asset value, end of year	$8.61

Total Return(b):	18.33%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$82
Average net assets (000,000)	$83
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.62%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	4.00%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2008	2007	2006	2005

$16.85	$17.32	$14.71	$11.48

.23	.36	.43	.27
(6.75)	2.77	3.58	3.20

(6.52)	3.13	4.01	3.47

(.22)	(.36)	(.43)	(.24)
(2.61)	(3.24)	(.97)	—

(2.83)	(3.60)	(1.40)	(.24)

$7.50	$16.85	$17.32	$14.71

(46.38)%	22.51%	29.17%	30.50%

$98	$176	$132	$75
$163	$150	$98	$51

.53%	.50%	.52%	.55%
.53%	.50%	.52%	.55%
1.84%	2.27%	2.80%	2.06%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

JennisonDryden Sector Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Utility Fund, a series of JennisonDryden Sector Funds, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 25, 2010

48	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (November 30, 2009) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that during the fiscal year ended November 30, 2009, the Fund paid ordinary income dividends of $0.20 per Class A shares, $0.15 per Class B and Class C shares, $0.19 per Class R shares and $0.23 per Class Z shares.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 81.38% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividend income.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2009.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	49

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Director of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (62) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Ms. Rice, an interested Board Member who also serves as President.
(1)	The year in which each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Utility Fund (the “Fund”)1 consists of 9 individuals, 8 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor

1 Jennison Utility Fund is a series of JennisonDryden Sector Funds, Inc.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Utility Funds Performance Universe) was in the second quartile over the ten-year period, in the third quartile over the five-year period, and in the fourth quartile over the one- and three-year periods. The Board also noted that the Fund outperformed its benchmark index over the ten-year period, although it underperformed its benchmark index over the one-, three-, and five-year periods. The Board noted PI’s explanation that the Fund outperformed its benchmark index during the first half of 2008, but that subsequent steep declines in commodity prices led to significant losses in the energy sector, causing the Fund to underperform. The Board further noted that the Fund’s recent performance had improved, with the Fund outperforming its benchmark index and the median of its Peer Universe during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that it was reasonable for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	11.63%	4.10%	5.62%	—
Class B	12.35	4.39	5.43	—
Class C	16.21	4.50	5.42	—
Class R	17.76	N/A	N/A	–5.48% (8/22/06)
Class Z	18.33	5.55	6.47	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	18.13%	5.29%	6.22%	—
Class B	17.35	4.52	5.43	—
Class C	17.21	4.50	5.42	—
Class R	17.76	N/A	N/A	–5.48% (8/22/06)
Class Z	18.33	5.55	6.47	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.92%; Class B, 1.62%; Class C, 1.62%; Class R, 1.37%; Class Z, 0.62%. Net operating expenses: Class A, 0.92%; Class B, 1.62%; Class C, 1.62%; Class R, 1.12%; Class Z, 0.62%, after contractual reduction through 3/31/2011 for Class R shares.

Visit our website at www.jennisondryden.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Utility TR Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1999) and the account values at the end of the current fiscal year (November 30, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	R	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
	CUSIP	476294848	476294830	476294822	476294731	476294814

MF105E    0170191-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2009 and November 30, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $62,607 and $62,607, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended November 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $4,673 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended November 30, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the

Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential Sector Funds, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date January 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date January 26, 2010

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date January 26, 2010

*	Print the name and title of each signing officer under his or her signature.